CONFIDENTIAL TREATMENT REQUESTED

Exhibit 10.20

Confidential

[***]

LICENSE AGREEMENT

BETWEEN

NEW PHARMA LICENSE HOLDINGS LIMITED

AND

EVEREST MEDICINES II LIMITED

Portions of the exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the

Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

CONFIDENTIAL TREATMENT REQUESTED

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LICENSE AGREEMENT

This LICENSE AGREEMENT (this “Agreement”) is made as of January 1, 2019 (“Effective Date”), by and among New Pharma License Holdings Limited, a company organized under the laws of Malta having registration number C 75891 (“NPLH”) and its principal place of business at 675 Massachusetts Avenue, 14th Floor, Cambridge, Massachusetts, 02139, Everest Medicines II Limited, a company incorporated under the laws of the Cayman Islands (“Everest”) having its registered office at Vistra (Cayman) Limited, P. O. Box 31119, Grand Pavilion, Hibiscus Way, 802 West Bay Road, Grand Cayman, KY1 – 1205, Cayman Islands, and, solely for purposes of Sections 2.3(d) and 2.12 (Option to SPR741), Spero Potentiator, Inc., a Delaware corporation (“Potentiator”) having its principal place of business at 675 Massachusetts Avenue, 14th Floor, Cambridge, Massachusetts, 02139.  Everest, NPLH and Potentiator are referred to individually as a “Party” and collectively as the “Parties.”

RECITALS

WHEREAS, NPLH owns certain intellectual property relating to a compound known as SPR206 being investigated as an antibiotic against multi-drug resistant and extensively drug resistant bacterial strains;

WHEREAS, Potentiator owns certain intellectual property relating to a compound known as SPR741 being investigated as a potentiator of antibiotic activity;

WHEREAS, each of NPLH and Potentiator are direct or indirect wholly-owned subsidiaries of Spero Therapeutics, Inc., a Delaware corporation (“Spero Parent”);

WHEREAS, NPLH wishes to grant a license to Everest, and Everest wishes to take a license, under such intellectual property rights of NPLH to develop and commercialize SPR206 in certain territories in accordance with the terms and conditions set forth below;

WHEREAS, Potentiator wishes to grant an exclusive option to Everest, and Everest wishes to have an exclusive option, to negotiate for an exclusive license to use such intellectual property rights of Potentiator to develop and commercialize SPR741 in certain territories in accordance with the terms and conditions set forth below; and

NOW, THEREFORE, in consideration of the foregoing premises and the mutual covenants herein contained, the receipt and sufficiency which are hereby acknowledged, the Parties hereby agree as follows.

ARTICLE 1
DEFINITIONS

Unless the context otherwise requires, the terms in this Agreement with initial letters capitalized, shall have the meanings set forth below, or the meaning as designated in the indicated places throughout this Agreement.

Portions of the exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the

Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

CONFIDENTIAL TREATMENT REQUESTED

Confidential Execution Version

1.1“Active Pharmaceutical Ingredient” or “API” means any substance intended to be used in a pharmaceutical product that when used becomes an active ingredient of that product intended to exert a pharmacological, immunological or metabolic action with a view to restoring, correcting or modifying physiological functions in man or animal; but excluding formulation components such as coatings, stabilizers, excipients or solvents, adjuvants or controlled release technologies.

1.2“Affiliate” means, with respect to a Party, any Person that, directly or indirectly through one or more intermediaries, controls, is controlled by, or is under common control with that Party, but for only so long as such control exists.  For the purpose of this definition, “control” (including, with correlative meaning, the terms “controlled by” and “under common control”) means (a) to possess, directly or indirectly, the power to direct the management or policies of an entity, whether through ownership of voting securities, by contract relating to voting rights or corporate governance, or otherwise; or (b) direct or indirect beneficial ownership of more than fifty percent (50%), or such lesser percentage which is the maximum allowed to be owned by a foreign corporation in a particular jurisdiction, of the voting share capital or other equity interest in such entity.

1.3“Applicable Laws” means the applicable provisions of any and all national, supranational, regional, federal, state and local laws, treaties, statutes, rules, regulations, administrative codes, guidance, ordinances, judgments, decrees, directives, injunctions, orders, permits (including MAAs) of or from any court, arbitrator, Regulatory Authority or Government Authority having jurisdiction over or related to the subject item, including the FFDCA, DAL, and the Provisions for Drug Registration of NMPA.

1.4“Auditor” has the meaning set forth in Section 8.10 (Audit Dispute).

1.5“Business Day” means a day other than a Saturday, Sunday or a bank or other public holiday in Mainland China, Hong Kong or The Commonwealth of Massachusetts in United States.

1.6“Calendar Quarter” means each respective period of three (3) consecutive months ending on 31 March, 30 June, 30 September, and 31 December, except that the first Calendar Quarter of the Term shall commence on the Effective Date and end on the day immediately prior to the first 1 January, 1 April, 1 July or 1 October to occur after the Effective Date, and the last Calendar Quarter shall end on the last day of the Term.

1.7“Calendar Year” means each successive period of 12 calendar months commencing on 1 January and ending on 31 December except that the first Calendar Year of the Term shall commence on the Effective Date and end on 31 December of the year in which the Effective Date occurs and the last Calendar Year of the Term shall commence on 1 January of the year in which the Term ends and end on the last day of the Term.

1.8“CFR” means the U.S. Code of Federal Regulations.

1.9“Challenge” means to contest or assist, directly or indirectly, in the contesting of the validity or enforceability of any of the NPLH Patents, in whole or in part, in any court,

Portions of the exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the

Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

CONFIDENTIAL TREATMENT REQUESTED

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arbitration proceeding or other tribunal, including the United States Patent and Trademark Office and the United States International Trade Commission.  For the avoidance of doubt, the term “contest” includes:  (a) filing an action under 28 U.S.C. §§ 2201-2202 seeking a declaration of invalidity or unenforceability of any NPLH Patents; (b) citation to the United States Patent and Trademark Office pursuant to 35 U.S.C. § 301 of prior art patents or printed publications or statements of the patent owner concerning the scope of any of the NPLH Patents; (c) filing a request under 35 U.S.C. § 302 for re-examination of any of the NPLH Patents; (d) filing, or joining in, a petition under 35 U.S.C. § 311 to institute inter partes review of any NPLH Patents or any portion thereof; (e) filing, or joining in, a petition under 35 U.S.C. § 321 to institute post-grant review of the NPLH Patents or any portion thereof; (f) provoking or becoming a party to an interference with an application for any of the NPLH Patents pursuant to 35 U.S.C. § 135; (g) filing or commencing any re-examination, opposition, cancellation, nullity or similar proceedings against any of the NPLH Patents in any country; or (h) any foreign equivalents of subsection (a) through (g) applicable in the Territory.

1.10“Claims” means all Third Party demands, claims, actions, proceedings and liabilities (whether criminal or civil, in contract, tort or otherwise) for losses, damages, legal costs and other expenses of any nature.

1.11“Clinical Study Report” means an “integrated” full report of an individual study of SPR206 that includes statistical descriptions, presentations and analyses, incorporating tables and figures into the main text of the report or at the end of the text, with appendices containing such information as the protocol, sample case report forms, investigator-related information, information related to the test drugs/investigational products including active control/comparators, technical statistical documentation, related publications, patient data listings, and technical statistical details such as derivations, computations, analyses, and computer output, prepared under the guidelines of the International Conference on Harmonisation of Technical Requirements for Registration of Pharmaceuticals for Human Use.

1.12“CMC” means chemistry, manufacturing, and controls.

1.13“Combination Product” means any Licensed Product comprised of the following, either formulated together (i.e., a fixed dose combination), packaged together and sold for a single price, or co-administered or jointly provided to patients (but which shall be limited to anti-infectious product only), whether or not packaged together: (a) the Compound, and (b) at least one other Active Pharmaceutical Ingredient.

1.14“Commercial Supply Agreement” has the meaning set forth in Section 6.1(b) (Commercial Supply Agreement).

1.15“Commercialization” means the conduct of all activities undertaken before and after Regulatory Approval has been obtained relating to the promotion, marketing, sale and distribution (including importing, exporting, transporting for commercial sales, customs clearance, warehousing, invoicing, handling and delivering the Licensed Products to customers) of the Compound or the Licensed Products, including: (a) sales force efforts, detailing, advertising, medical education, planning, marketing, sales force training, and sales and

Portions of the exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the

Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

CONFIDENTIAL TREATMENT REQUESTED

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distribution; and (b) scientific and medical affairs.  For clarity, Commercialization does not include any Development activities, whether conducted before or after Regulatory Approval.  “Commercialize” and “Commercializing” have correlative meanings.

1.16“Commercialization Plan” has the meaning set forth in Section 7.2 (Commercialization Plan).

1.17“Commercially Reasonable Efforts” means, with respect to each Party’s obligations under this Agreement relating to the Development, Manufacturing, and Commercialization activities with respect to the Compound or the Licensed Products, the carrying out of such activities using efforts and resources that are consistent with the exercise of customary scientific and business practices as applied in the pharmaceutical industry for a company of a similar stage and size as the entity and having similar resources, for development, regulatory, manufacturing and commercialization activities conducted with respect to products at a similar stage of development or commercialization and having similar commercial potential, taking into account relative safety and efficacy, product profile, the regulatory environment, payers’ policies and regulations, competitiveness of the marketplace and the market potential of such products, the nature and extent of market exclusivity, including patent coverage and regulatory data protection, and price and reimbursement status.  The Parties hereby agree that the level of effort may be different for different markets and may change over time, reflecting changes in the status of the aforementioned attributes and potential of the Compound and the Licensed Products.  When used regarding obligations under this Agreement other than the Development, Manufacturing, and Commercialization activities with respect to the Compound or the Licensed Products, the term “Commercially Reasonable Efforts” shall mean the carrying out of such activities using commercially reasonable efforts and financial, personnel and other resources that are consistent with the exercise of customary business practices as applied in the carrying out of such activities generally by and on behalf of biopharmaceutical companies of a similar stage and size and having similar resources.

1.18“Compound” means SPR206.

1.19“Confidential Information” of a Party means all Know-How, Inventions, unpublished patent applications and other information and data of a financial, commercial, business, operational or technical nature of such Party that is disclosed or made available by or on behalf of such Party or any of its Affiliates to the other Party or any of its Affiliates, whether made available orally, in writing or in electronic or other form.  The terms of this Agreement are the Confidential Information of both Parties.

1.20“Control” or “Controlled” means, with respect to any Know-How, Patents, Regulatory Documentation or other intellectual property rights, that a Party has the legal authority or right (whether by ownership, license or otherwise, other than by virtue of any license granted to such Party by the other Party pursuant to this Agreement) to grant a license, sublicense, access or other right (as applicable) under such Know-How, Patents, Regulatory Documentation or other intellectual property rights to the other Party on the terms and conditions set forth herein, in each case without breaching the terms of any agreement with a Third Party, infringing third party intellectual property, or misappropriating third party trade secrets.

Portions of the exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the

Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

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1.21“Controlling Party” has the meaning set forth in Section 9.6 (Invalidity or Unenforceability Defenses or Actions)

1.22“Corporate Names” has the meaning set forth in Section 1.125 (Spero Trademarks).

1.23“Cost of Goods” means, with respect to any Compound or any Licensed Product, the fully absorbed cost to manufacture such Compound or Licensed Product in finished form for Development and/or Commercialization use, which means: (a) in the case of products, intermediates, API and services acquired from one or more Third Parties, all documented payments made to such Third Parties or direct material costs directly related to such products, intermediates, API and services, including without limitation, all costs incurred in purchasing materials, sales, excise and other taxes imposed thereon, customs duties, import, export and other charges levied by Governmental Authorities, all costs of packaging, shipping and insuring such materials; and (b) in the case of manufacturing services performed by a Party or its Affiliates, including manufacturing services that are reasonably necessary to support products and services acquired from Third Parties as contemplated in subsection (a), the actual unit costs of manufacture, with no markup of any nature. The remainder of this definition is only applicable for determining costs of manufacturing services performed by a Party or its Affiliates as contemplated by subsection (b). Actual unit costs shall consist of direct material costs, direct labor costs, and manufacturing overhead directly attributable to such Compound or Licensed Product, all calculated in accordance with GAAP, but without allocation of idle capacity, all to the extent provided, procured or incurred in connection with the manufacture of such Compound or Licensed Product.  Direct material costs shall include the costs incurred in purchasing materials, including sales, excise and other taxes imposed thereon, customs duties, import, export and other charges levied by Governmental Authorities, and all costs of packaging, shipping and insuring such components. Direct labor costs shall include the cost of: (i) employees working in direct manufacturing and packaging of such Compound or Licensed Product; and (ii) direct quality control and quality assurance activities. Manufacturing overhead attributable to such Compound or Licensed Product shall include a reasonable allocation of indirect labor costs (not previously included in direct labor costs). Manufacturing overhead shall in no event exceed [***]% of the sum of the direct material costs and direct labor costs.  Cost of Goods under the preceding subsection (b) specifically excludes profit margins of NPLH or its Affiliates.

1.24“CTA” means a Clinical Trial Application that is required to initiate a clinical trial for registering a drug product under the Drug Administration Law of the People’s Republic of China and the Provisions for Drug Registration of NMPA, and equivalents thereof under future Chinese laws and regulations, and the laws and regulations of other countries and jurisdictions in the Territory, in each as the same may be amended from time to time.

1.25“DAL” means the Drug Administration Law of the People’s Republic of China and the equivalent laws of other countries and jurisdictions in the Territory, in each as the same may be amended from time to time.

1.26“Develop” or “Development” means to develop (including clinical, non-clinical and CMC development), analyze, test and conduct preclinical, clinical and all other regulatory

Portions of the exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the

Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

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trials for the Compound or Licensed Product, including all post-approval clinical trials, as well as all related regulatory activities and any and all activities pertaining to new Indications, pharmacokinetic studies and all related activities including work on new formulations, new methods of treatment and CMC activities including new manufacturing methods.  “Developing” and “Development” have correlative meanings.

1.27“Development Plan” has the meaning set forth in Section 4.2 (Development Plan).

1.28“Diligence Meeting” has the meaning set forth in Section 4.3(b) (Specific Diligence Events).

1.29“Diligence Meeting Date” has the meaning set forth in Section 4.3(b) (Specific Diligence Events)

1.30“Diligence Milestone” has the meaning set forth in Section 4.3(b) (Specific Diligence Events).

1.31“Diligence Target Dates” has the meaning set forth in Section 4.3(b) (Specific Diligence Events).

1.32“Disclosing Party” has the meaning set forth in Section 10.1(a) (Duty of Confidence - subsection (a)).

1.33“Dispute” has the meaning set forth in Section 14.10(a) (Dispute Resolution - subsection (a)).

1.34“Dollar” means U.S. dollars, and “$” shall be interpreted accordingly.

1.35“[***] Study” means a clinical study to measure [***].

1.36“Everest Development Data” means any (a) pharmacology, toxicology and other biological data Controlled by Everest related to the Compound or any Licensed Product or otherwise included in, or filed in support of, the Regulatory Documentation filed by Everest in the Territory and (b) clinical data Controlled by Everest related to the Compound or any Licensed Product or otherwise included in, or filed in support of, the Regulatory Documentation filed by Everest in the Territory.

1.37“Everest Know-How” means all Know-How that Everest Controls as of the Effective Date or during the Term that is necessary or reasonably useful for the Development, Manufacture, Commercialization or other Exploitation of any Compound or Licensed Product in the Licensed Field, including Everest Sole Inventions, Everest’s interest in any Joint Inventions, Everest Development Data and Everest’s Regulatory Documentation.

1.38“Everest Indemnitees” has the meaning set forth in Section 13.1 (Indemnification by Spero).

Portions of the exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the

Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

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1.39“Everest Patents” means all Patents that Everest Controls as of the Effective Date or during the Term that are necessary or reasonably useful for the Development, Manufacture, Commercialization or other Exploitation of any Compound or any Licensed Product in the Licensed Field, including any Everest Sole Invention Patents and Everest’s interest in the Joint Patents in the Territory.

1.40“Everest Sole Inventions” means any Inventions that are conceived and reduced to practice solely by employees of, or consultants or service providers to, Everest, at any time during the Term of this Agreement and that are made, generated, conceived or otherwise invented as a result of a Party exercising its rights or carrying out its obligations under this Agreement, whether directly or via its Affiliates, agents or independent contractors.

1.41“Everest Sole Invention Patents” means any Patents that contain one or more claims that cover Everest Sole Inventions.

1.42“Everest Technology” means the Everest Patents and the Everest Know-How.

1.43“Excluded Claim” has the meaning set forth in Section 14.10(g) (Dispute Resolution - subsection (g)).

1.44“Executive Officers” has the meaning set forth in Section 3.3(b) (JDC Decision Making - subsection (a)).

1.45“Exploit” means to make, have made, import, use, sell or offer for sale, including to research, Develop, Commercialize, register, Manufacture, have Manufactured, hold or keep (whether for disposal or otherwise), have used, export, transport, distribute, promote, market or have sold or otherwise dispose of.

1.46“Exploitation” means the act of Exploiting the Compound, product or process.

1.47“FDA” means the United States Food and Drug Administration or any successor entity thereto.

1.48“FFDCA” means the United States Federal Food, Drug, and Cosmetic Act, as amended from time to time, together with any rules, regulations and requirements promulgated thereunder (including all additions, supplements, extensions and modifications thereto).

1.49“First Commercial Sale” means, with respect to any Licensed Product in any jurisdiction in the Territory, the first arm’s length sale of such Licensed Product by Everest, its Affiliates or Sublicensees to a Third Party for monetary value for use or consumption of such Licensed Product by the end user in the general public after Regulatory Approval for such Licensed Product in such jurisdiction has been granted.  Sales prior to receipt of Regulatory Approval for such Licensed Product, such as so-called “treatment IND sales,” “named patient sales,” and “compassionate use sales,” shall not be construed as a First Commercial Sale.

1.50“First Diligence Notice” has the meaning set forth in Section 4.3(b) (Specific Diligence Events).

Portions of the exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the

Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

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1.51“Fiscal Year” means the period from January 1 of a Calendar Year through December 31 of such Calendar Year.

1.52“GAAP” means the then-current Generally Accepted Accounting Principles or International Financial Reporting Standards (IFRS), whichever is adopted as the standard financial accounting guideline in the United States for public companies, as consistently applied.

1.53“Generic Competition” means, on a Licensed Product-by-Licensed Product and jurisdiction-by-jurisdiction basis, that, in a given Calendar Quarter, one or more Third Parties is selling one or more Generic Products in such jurisdiction and the unit volume of all Generic Products to such Licensed Product sold in such jurisdiction in such Calendar Quarter is equal to or greater than [***] percent ([***]%) of the combined unit volume of such Generic Products and such Licensed Product sold in such jurisdiction in such Calendar Quarter, where the number of units of the Generic Products and the Licensed Product sold in the relevant jurisdiction and Calendar Quarter are as reported by IQVIA or any successor thereto (or based on equivalent data reported by any other independent sales auditing firm mutually agreed by the Parties if IQVIA data are not available).

1.54“Generic Product” means, with respect to a Licensed Product, any product that contains the same Compound as such Licensed Product and that is sold under an approved Marketing Authorization Application granted by a Regulatory Authority to a Third Party that is not a Sublicensee of Everest or its Affiliates and did not obtain such product in a chain of distribution that includes any of Everest, its Affiliates, or its Sublicensees.

1.55“Good Manufacturing Practices” or “GMP” shall mean all applicable Good Manufacturing Practices standards, including, as applicable, those standards required by any Regulatory Authority in the Territory.

1.56“Government Authority” means any federal, state, national, state, provincial or local government, or political subdivision thereof, or any multinational organization or any authority, agency or commission entitled to exercise any administrative, executive, judicial, legislative, police, regulatory or taxing authority or power, any court or tribunal (or any department, bureau or division thereof, or any governmental arbitrator or arbitral body).

1.57“Hong Kong” means the Hong Kong Special Administrative Region of the People’s Republic of China.

1.58“IND” means a CTA or any other investigational new drug application, clinical trial application, clinical trial exemption or similar or equivalent application or submission for approval to conduct human clinical investigation filed with or submitted to the NMPA in conformance with the requirements of the NMPA, or any other Regulatory Authority of any jurisdiction in the Territory in conformance with the requirements of such Regulatory Authority.

1.59“Indemnification Claim Notice” has the meaning set forth in Section 13.3(a) (Notice of Claim).

Portions of the exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the

Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

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1.60“Indemnified Party” has the meaning set forth in Section 13.3(a) (Notice of Claim).

1.61“Indemnifying Party” has the meaning set forth in Section 13.3(a) (Notice of Claim).

1.62“Indication” means a separate and distinct disease, disorder, illness or health condition for which a separate MAA approval is required.

1.63“Indirect Costs” means, with respect to a multi-regional clinical trial, all Third Party costs and expenses incurred by NPLH or Everest to conduct such multi-regional clinical trial that are not directly allocable to a Party’s territory (or to clinical sites within a Party’s territory), including, without limitation, fees, costs and expenses for data management, clinical evaluation committees, data safety monitoring boards, physician consulting, investigator meetings, travel, document translation and other technology solutions and services that are not specific to a territory or a clinical site within a territory.

1.64“Infringed IP” means, with respect to any jurisdiction in the Territory, (a) a claim of an issued and unexpired Patent (as may be extended through supplementary protection certificate or patent term extension or the like) that has not been cancelled, revoked, held invalid or unenforceable by a decision of a patent office or other Government Authority of competent jurisdiction from which no appeal can be taken (or from which no appeal was taken within the allowable time period) and which claim has not been disclaimed, denied or admitted to be invalid or unenforceable through reissue, re-examination or disclaimer or otherwise; (b) a claim of a Patent application pending for no more than [***] years that has not been cancelled, withdrawn or abandoned or finally rejected by an administrative agency action from which no appeal can be taken; or (c) any Know-How not in the public domain; in each of case (a) and (b) which such claim the JDC reasonably determines to be infringed by (i) Everest’s Manufacturing, selling or offering for sale of the Compound or a Licensed Product and/or (ii) NPLH’s Manufacturing, selling or offering for sale of the Compound or a Licensed Product; and in the case of (c), which Know-How the JDC reasonably determines to be necessary to (i) Everest’s Manufacturing, selling or offering for sale of the Compound or a Licensed Product and/or (ii) NPLH’s Manufacturing, selling or offering for sale of the Compound or a Licensed Product.

1.65“Initial Development Plan” has the meaning set forth in Section 4.2 (Development Plan).

1.66“Initiation” means, with respect to a clinical trial, the first dosing (whether with investigational drug, comparator drug or placebo) of the first subject in such clinical trial.

1.67“Initial Supply Agreement” has the meaning set forth in Section 6.1 (Supply Agreement).

1.68“Initial Term” has the meaning set forth in Section 11.1 (Term).

1.69“In-License Agreement” has the meaning set forth in Section 2.4(b) (In-License Agreements).

Portions of the exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the

Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

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1.70“Invention” means any technical, scientific and other know-how and information, trade secrets, knowledge, technology, means, methods, processes, practices, formulae, instructions, skills, techniques, procedures, experiences, ideas, technical assistance, designs, drawings, assembly procedures, computer programs, apparatuses, specifications, data, results and other material, including: biological, chemical, pharmacological, toxicological, pharmaceutical, physical and analytical, pre-clinical, clinical, safety, manufacturing and quality control data and information, including study designs and protocols, assays and biological methodology process, composition of matter, article of manufacture, discovery or finding, patentable or otherwise, that is made, generated, conceived or otherwise invented as a result of a Party exercising its rights or carrying out its obligations under this Agreement, whether directly or via its Affiliates, agents or independent contractors, including all rights, title and interest in and to the intellectual property rights therein.  For clarity, “Invention” does not include NPLH Development Data or Everest Development Data.

1.71“Joint Development Committee” or “JDC” has the meaning set forth in Section 3.1 (Joint Development Committee).

1.72“Joint Inventions” means any Inventions that are conceived and reduced to practice jointly by employees of, or consultants or service providers to, NPLH and Everest, at any time during the Term of this Agreement and that are made, generated, conceived or otherwise invented as a result of NPLH and Everest exercising their rights or carrying out their obligations under this Agreement, whether directly or via their Affiliates, agents or independent contractors.

1.73“Joint Patents” means any Patents that contain one or more claims that cover Joint Inventions.

1.74“Know-How” means any information, including discoveries, improvements, modifications, processes, methods, techniques, protocols, formulas, data, inventions, know-how, trade secrets and results, patentable or otherwise, including physical, chemical, biological, toxicological, pharmacological, safety, and pre-clinical and clinical data, dosage regimens, control assays, and product specifications, but excluding any Patents.

1.75“Licensed Field” means all therapeutic uses in humans.

1.76“Licensed Know-How” means all Know-How that NPLH Controls as of the Effective Date or during the Term that is necessary or reasonably useful for the Development, Manufacture, Commercialization or other Exploitation of the Compound or any Licensed Product for use in the Licensed Field in the Territory, including all NPLH Sole Inventions, NPLH’s interest in any NPLH Joint Inventions in the Territory, NPLH Development Data and NPLH’s Regulatory Documentation (with respect to Compound or a Licensed Product).

1.77“Licensed Manufacturing Know-How” has the meaning set forth in Section 6.2 (Manufacturing Technology Transfer).

1.78“Licensed Patents” means all Patents Controlled by NPLH as of the Effective Date or during the Term that are necessary or reasonably useful for the Development,

Portions of the exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the

Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

CONFIDENTIAL TREATMENT REQUESTED

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Manufacture, Commercialization, or other Exploitation of the Compound or any Licensed Product for use in the Licensed Field in the Territory, including any NPLH Sole Invention Patents and NPLH’s interest in the NPLH Joint Patents in the Territory.  The NPLH Patents existing as of the Effective Date are listed on Exhibit A.

1.79“Licensed Product” means any pharmaceutical product that contains the Compound, alone or in combination with one or more other molecules or agents in any dosage form or formulation.  For purposes of this Agreement, with respect to a Licensed Product that has been approved for an initial Indication, the approval of such License Product for one or more additional Indications shall not constitute a new and separate Licensed Product.

1.80“Licensed Product Agreement” means, with respect to the Compound or any Licensed Product, any agreement entered into by and between Everest or any of its Affiliates or its or their Sublicensees, on the one hand, and one or more Third Parties, on the other hand, that is necessary or reasonably useful for the Exploitation of the Compound or a Licensed Product in the Licensed Field in the Territory, including without limitation:  (a) any agreement (other than this Agreement) pursuant to which Everest, any of its Affiliates or any of its or their Sublicensees receives any license or other rights to Exploit the Compound or a Licensed Product; (b) any supply agreement (other than the Initial Supply Agreement and the Commercial Supply Agreement) pursuant to which Everest, any of its Affiliates or any of its or their Sublicensees obtains quantities of the Compound or a Licensed Product; (c) any clinical trial agreements; (d) any contract research organization agreements; and (e) any service agreements.

1.81“Licensed Technology” means the Licensed Patents and the Licensed Know-How.

1.82“MAA” or “Marketing Authorization Application” means an application to the appropriate Regulatory Authority for approval to market a Licensed Product (but excluding Pricing Approval) in any particular jurisdiction, and all amendments, renewals and supplements thereto, including an NDA filed with the FDA in the U.S. or an NDA (or any future equivalent thereto as defined in the DAL and the Provisions for Drug Registration) filed with the NMPA in the Territory.

1.83“Mainland China” means the People’s Republic of China, including Hainan Island, but excluding Hong Kong, the Macau Special Administrative Region of the People’s Republic of China and Taiwan.

1.84“Manufacture” and “Manufacturing” means all activities related to the production, manufacture, processing, filling, finishing, packaging, labeling, in-process and finished testing, shipping, storing, or release of a product or any ingredient or intermediate thereof, including process development, process qualification and validation, scale-up, pre-clinical, clinical and commercial manufacture and analytic development, product characterization, test method development and stability testing, formulation, quality assurance and quality control of the any compound, product or intermediate, and regulatory affairs with respect to the foregoing.

Portions of the exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the

Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

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1.85“Manufacturing Transfer Period” has the meaning set forth in Section 6.2 (Manufacturing Technology Transfer).

1.86“Milestone Event” has the meaning set forth in Section 8.2(a) - (8.2 Development and Regulatory Milestone Payments – clause (a)).

1.87“Milestone Payment” has the meaning set forth in Section 8.2(a) - (8.2 Development and Regulatory Milestone Payments – clause (a)).

1.88“NDA” means a New Drug Application (as more fully defined in 21 C.F.R. §314.5 et seq. or successor regulation) and all amendments and supplements thereto filed with the FDA and any other equivalent filings in the Territory.

1.89“Net Sales” means, with respect to any Licensed Product, the gross amounts invoiced for sales or other dispositions of such Licensed Product (excluding transfer or dispositions of product at or below manufacturing cost, or without charge, for nonclinical or clinical purposes, research, commercial samples, compassionate use, indigent programs and humanitarian and charitable donations) by or on behalf of Everest, its Affiliates and Sublicensees to Third Parties, less the following deductions to the extent included in the gross invoiced sales price for such Licensed Product or otherwise paid or incurred by Everest or its Affiliates, as applicable, with respect to the sale or other disposition of such Licensed Product:

(a)normal and customary trade and quantity and cash discounts, allowances, and credits actually allowed and properly taken with respect to sales of such Licensed Product;

(b)credits or allowances given or made for rejection or return of previously sold Licensed Products or for retroactive price reductions and billing errors;

(c)discounts, rebates, reimbursements, and chargeback payments granted to managed health care organizations or other health care institutions (including hospitals), health care administrators, patient assistance or similar programs, pharmacy benefit managers (or equivalents thereof), wholesalers and other distributors, pharmacies and other retailers, group purchasing organizations or other buying groups, health maintenance organizations, national, state/provincial, local, and other governments, their agencies and purchasers and reimbursers, any other providers of health insurance coverage, or to trade customers;

(d)costs of freight, postage, insurance, and other transportation charges related to the distribution of such Licensed Product;

(e)any Taxes levied on or with respect to such Licensed Product or measured by the billing amount of such Licensed Product (excluding Taxes imposed on or with respect to net income, however, denominated);

(f)the portion of administrative fees paid during the relevant time period to group purchasing organizations or pharmaceutical benefit managers relating to such Licensed Product; and

Portions of the exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the

Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

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(g)amounts invoiced for sales of Licensed Product that are written off as uncollectible after reasonable collection efforts, in accordance with GAAP and standard practices of the applicable party.

Such amounts shall be determined in accordance with GAAP, consistently applied.  Any of the deductions listed above that involves a payment by Everest, its Affiliates or its or their Sublicensees shall be taken as a deduction in the Calendar Quarter in which the payment is accrued by such entity.  For purposes of determining Net Sales, a Licensed Product shall be deemed to be sold when invoiced.  Everest’s, its Affiliates’ or its or their Sublicensees’ transfer of any Licensed Product to an Affiliate or Sublicensee shall not result in any Net Sales unless such Licensed Product is consumed or administered by such Affiliate or Sublicensee in the course of its commercial activities.  With respect to any Licensed Product that is consumed or administered by Everest or its Affiliates or its or their Sublicensees, Net Sales shall include any amount billed or invoiced with respect to such consumption or administration, including any services provided directly in connection therewith.

In the event that a Licensed Product is sold as part of a Combination Product, then Net Sales for such product shall be determined by multiplying the net sales of the Combination Product (as calculated in accordance with analogous criteria as set forth above for the “Net Sales” definition) by the fraction, A / (A+B) where A is the weighted average sale price of such Licensed Product when sold separately in finished form, and B is the weighted average sale price of the other active compound or ingredient in the Combination Product sold separately in finished form.

In the event that the weighted average sale price of a Licensed Product can be determined but the weighted average sale price of the other active compound or ingredient in the Combination Product cannot be determined, then Net Sales for such product shall be calculated by multiplying the net sales of the Combination Product (as calculated in accordance with analogous criteria as set forth above for the “Net Sales” definition) by the fraction A / C where A is the weighted average sale price of such Licensed Product when sold separately in finished form and C is the weighted average sale price of the Combination Product.

In the event that the weighted average sale price of the other active compounds or ingredients in the Combination Product can be determined but the weighted average sale price of such Licensed Product cannot be determined, Net Sales for such product shall be calculated by multiplying the net sales of the Combination Product (as calculated in accordance with analogous criteria as set forth above for the “Net Sales” definition) by the following formula: one (1) minus B / C where B is the weighted average sale price of the other active compound or ingredient in the Combination Product when sold separately in finished form and C is the weighted average sale price of the Combination Product.

In the event that the weighted average sale price of both a Licensed Product and the other active compound or ingredient in the Combination Product cannot be determined, then Net Sales for such product shall be equal to [***] percent ([***]%) of the net sales of the Combination Product (as calculated in accordance with analogous criteria as set forth above for the “Net Sales” definition).

Portions of the exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the

Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

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1.90“NMPA” means the National Medical Products Administration of the People’s Republic of China, f.k.a. China Food and Drug Administration, or its successor.

1.91“NPLH CMO” has the meaning set forth in Section 6.2 (Manufacturing Technology Transfer)

1.92“NPLH Development Data” means any (a) pharmacology, toxicology and other biological data Controlled by NPLH related to the Compound or any Licensed Product or otherwise included in, or filed in support of, the Regulatory Documentation filed by NPLH outside of the Territory and (b) clinical data Controlled by NPLH related to the Compound or any Licensed Product or otherwise included in, or filed in support of, the Regulatory Documentation filed by NPLH outside of the Territory

1.93“NPLH Indemnitees” has the meaning set forth in Section 13.2 (Indemnification by Everest).

1.94“NPLH Sole Inventions” means any Inventions that are conceived and reduced to practice solely by employees of, or consultants or service providers to, NPLH, at any time during the Term of this Agreement and that are made, generated, conceived or otherwise invented as a result of a Party exercising its rights or carrying out its obligations under this Agreement, whether directly or via its Affiliates, agents or independent contractors.

1.95“NPLH Sole Invention Patents” means any Patents that contain one or more claims that cover NPLH Sole Inventions.

1.96“Option Notice” has the meaning set forth in Section 2.3(d).

1.97“Option Fee” has the meaning set forth in Section 2.12(a).

1.98“Option Period” has the meaning set forth in Section 2.3(d).

1.99“Patent” means all patents and patent applications, including all provisionals, divisionals, reissues, reexaminations, renewals, continuations, continuations-in-part, substitute applications, priority applications and inventors’ certificates, extensions and supplemental certificates and any and all foreign equivalents of the foregoing.

1.100“Payment” has the meaning set forth in Section 8.8(b).

1.101“Permitted Liens” means: (a) liens securing indebtedness for borrowed money; (b) security interests in assets to secure indebtedness for borrowed money; (c) purchase money liens on secured purchase money indebtedness; (d) liens to secure capitalized lease obligations; (e) liens for Taxes, the nonpayment of which is being contested in good faith by appropriate proceedings and for which adequate reserves or appropriate provisions, if any, as shall be required by GAAP shall have been set aside on such Person's books; (f) statutory or similar liens of carriers, warehousemen, mechanics, laborers, materialmen and landlords incurred in the ordinary course of business for sums not yet due or being contested in good faith; (g) liens arising out of judgments or awards, and appeals and similar bonds incident to the conduct of

Portions of the exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the

Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

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legal actions against such Person, which such Person shall then be prosecuting an appeal or other proceedings for review; and (h) liens (including deposits) incurred in the ordinary course of business to secure bids or tenders or the performance of statutory obligations, leases, contracts, surety and appeal bonds, performance bonds, and other obligations of a like nature, and other encumbrances incidental to the normal conduct of the business of such Person.

1.102“Person” means any individual, partnership, limited liability company, firm, corporation, association, trust, unincorporated organization or other entity.

1.103“Phase 1 Clinical Trial” means a human clinical trial that would satisfy the requirements for a Phase 1 study as defined in 21 CFR § 312.21(a) (or any amended or successor regulations) or any equivalent regulations in jurisdictions in the Territory, regardless of where such clinical trial is conducted.

1.104“Phase 3 Clinical Trial” means a human clinical trial that would satisfy the requirements for a Phase 3 study as defined in 21 CFR § 312.21(c) (or any amended or successor regulations) or any equivalent regulations in jurisdictions in the Territory, regardless of where such clinical trial is conducted.

1.105“Polymyxin Class Compound” has the meaning set forth in Section 2.8 (Non-Compete).

1.106“Potentiator” has the meaning set forth in the introduction to this Agreement.

1.107“Pricing Approval” means such governmental approval, agreement, determination or decision establishing prices for a Licensed Product that can be charged and/or reimbursed in a regulatory jurisdiction where the applicable Government Authority approves or determines the price and/or reimbursement of pharmaceutical products and where such approval or determination is necessary for the commercial sale of such Licensed Product in such jurisdiction.

1.108“Product Infringement” has the meaning set forth in Section 9.4(a) (Notice).

1.109“Product Trademarks” means the Trademark(s) used or to be used by Everest or its Affiliates or its or their Sublicensees for the Commercialization of Licensed Products in the Licensed Field in the Territory and any registrations thereof or any pending applications relating thereto in the Territory (excluding, in any event, any Corporate Names and any Spero Trademarks that consist of or include any corporate name or corporate logo of Spero Parent, NPLH or its or their Affiliates or its or their (sub)licensees (or Sublicensees)).

1.110“Receiving Party” has the meaning set forth in Section 10.1(a) (Duty of Confidence - subsection (a)).

1.111“Reimbursement Rate” means, with respect the costs to NPLH or Everest of conducting a clinical trial, the costs of services provided by one Party to the other Party on an FTE-based compensation rate or any similar FTE-based costs to be paid for or reimbursed hereunder, a blended FTE rate of $[***] per annum, or $[***] per hour.

Portions of the exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the

Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

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1.112“Regulatory Approval” means, with respect to a jurisdiction in the Territory, any and all approvals (including approvals of Marketing Authorization Applications), licenses, registrations or authorizations of any Regulatory Authority necessary to commercially distribute, sell or market a Licensed Product in such jurisdiction, including, where applicable: (a) pricing or reimbursement approval in such jurisdiction; (b) pre- and post-approval marketing authorizations (including any prerequisite Manufacturing approval or authorization related thereto); and (c) labelling approval.

1.113“Regulatory Authority” means any applicable Government Authority responsible for granting Regulatory Approvals for any Licensed Product, including the FDA, the NMPA, and any corresponding national or regional regulatory authorities.

1.114“Regulatory Documentation” means: all (a) applications (including all Regulatory Filings, INDs, CTAs and Marketing Authorization Applications), registrations, licenses, authorizations and approvals (including Regulatory Approvals); (b) correspondence and reports submitted to or received from Regulatory Authorities (including minutes and official contact reports relating to any communications with any Regulatory Authority) and all supporting documents with respect thereto, including all adverse event files and complaint files; and (c) clinical and other data contained or relied upon in any of the foregoing; in each case (a), (b) and (c)) relating to the Compound or a Licensed Product.

1.115“Regulatory Exclusivity” means any exclusive marketing rights or data exclusivity rights conferred by any Regulatory Authority with respect to a pharmaceutical product other than Patents, and including, without limitation, orphan drug exclusivity, new chemical entity exclusivity, data exclusivity or pediatric exclusivity.

1.116“Regulatory Filings” means, with respect to the Compound or Licensed Products, any submission to a Regulatory Authority of any appropriate regulatory application specific to the Compound or Licensed Products, and shall include, without limitation, any submission to a regulatory advisory board and any supplement or amendment thereto.  For the avoidance of doubt, Regulatory Filings shall include any IND, CTA, NDA, MAA, Regulatory Approval or the corresponding application in any other country or jurisdiction.

1.117“Representative” has the meaning set forth in Section 10.1(c) (Duty of Confidence - Subsection (c)).

1.118“Respective Territory” means, in the case of Everest, the Territory, and in the case of NPLH, all countries of the world outside the Territory.

1.119“Retained Rights” means, with respect to the Compound and Licensed Products, the rights of NPLH, its Affiliates and its and their licensors, (sub)licensees and contractors to:

(a)perform its and their obligations under this Agreement;

(b)Manufacture, have Manufactured, Develop and have Developed the Compound or Licensed Products, within the Territory solely for Exploitation outside the Territory; and

Portions of the exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the

Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

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(c)Develop, Manufacture, Commercialize and otherwise Exploit the Compound and Licensed Products for any and all purposes outside the Territory.

1.120“Royalty Term” has the meaning set forth in Section 8.4(b) (Royalty Term).

1.121“SEC” has the meaning set forth in Section 10.5 (Publicity/Use of Names - subsection (a)).

1.122“Senior Officer” means, with respect to NPLH, the Chief Executive Officer of Spero Parent, and with respect to Everest, its Chief Executive Officer.

1.123“[***]” has the meaning set forth in Section 14.10(b) (Dispute Resolution).

1.124“Spero Parent” has the meaning set forth in the recitals to this Agreement.

1.125“Spero Trademarks” means any corporate name or corporate logo of Spero Parent, NPLH or its or their Affiliates, and any Trademark that consists of or includes any corporate name or corporate logo of Spero Parent, NPLH or its or their Affiliates (“Corporate Names”), including the Spero Trademarks, names and logos identified on Exhibit B hereto and such other Trademarks, names and logos as NPLH may designate in a writing sent to Everest from time to time during the Term.

1.126“SPR206” means the compound known as SPR206 and having the chemical structure shown in Exhibit C and [***].

1.127“SPR741” means the compound known as SPR741 and having the chemical structure shown in Exhibit D and [***].

1.128“Sublicense” means a license or sublicense granted by Everest (or a Sublicensee) to Develop, make, use, import, promote, offer for sale or sell the Compound or any Licensed Product, including any license given to any of the rights granted to Everest under Section 2.1(Licenses to Everest).

1.129“Subcontractor” has the meaning set forth in Section 2.9 (Subcontracting).

1.130“Sublicensee” means a Third Party to whom Everest or its Affiliate has granted a Sublicense in accordance with the terms of this Agreement.

1.131“Successive Term” has the meaning set forth in Section 11.1 (Term).

1.132“Tax” or “Taxes” means any (a) all federal, provincial, territorial, state, municipal, local, foreign or other taxes, imposts, rates, levies, assessments and other charges in the nature of a tax (and all interest and penalties thereon and additions thereto imposed by any Government Authority), including without limitation all income, excise, franchise, gains, capital, real property, goods and services, transfer, value added, gross receipts, windfall profits, severance, ad valorem, personal property, production, sales, use, license, stamp, documentary stamp, mortgage recording, employment, payroll, social security, unemployment, disability,

Portions of the exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the

Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

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escheat, estimated or withholding taxes, and all customs and import duties, together with all interest, penalties and additions thereto imposed with respect to such amounts, in each case whether disputed or not; (b) any liability for the payment of any amounts of the type described in subsection  (a) as a result of being or having been a member of an affiliated, consolidated, combined or unitary group; and (c) any liability for the payment of any amounts as a result of being party to any tax sharing agreement or arrangement or as a result of any express or implied obligation to indemnify any other person with respect to the payment of any amounts of the type described in subsection (a) or (b).

1.133“Term” has the meaning set forth in Section 11.1 (Term).

1.134“Territory” means Greater China (Mainland China, Hong Kong, the Macau Special Administrative Region of the People’s Republic of China, and Taiwan), the Republic of Korea (South Korea) and Southeast Asia (the Republic of Singapore, Malaysian Federation, Kingdom of Thailand, the Republic of Indonesia, Socialist Republic of Vietnam and the Republic of the Philippines).

1.135“Third Party” means any Person other than a Party or an Affiliate of a Party.

1.136“Third Party Infringement Claim” has the meaning set forth in Section 9.5 (Infringement claims by Third Parties).

1.137“Trademark” means any word, name, symbol, color, shape, designation or any combination thereof, including any trademark, service mark, trade name, brand name, sub-brand name, trade dress, product configuration rights, program name, delivery form name, certification mark, collective mark, logo, tagline, slogan, design or business symbol, that functions as an identifier of source, origin or quality, whether or not registered, and all statutory and common law rights therein and all registrations and applications therefor, together with all goodwill associated with, or symbolized by, any of the foregoing.

1.138“Transfer Tax” has the meaning set forth in Section 8.8(c) (Transfer Tax).

1.139“United States” or “U.S.” means the United States of America including its territories and possessions.

1.140“Valid Claim” means, with respect to any jurisdiction in the Territory, (a) a claim of an issued and unexpired Patent (as may be extended through supplementary protection certificate or patent term extension or the like) that has not been cancelled, revoked, held invalid or unenforceable by a decision of a patent office or other Government Authority of competent jurisdiction from which no appeal can be taken (or from which no appeal was taken within the allowable time period) and which claim has not been disclaimed, denied or admitted to be invalid or unenforceable through reissue, re-examination or disclaimer or otherwise; or (b) a claim of a Patent application pending for no more than [***] years that has not been cancelled, withdrawn or abandoned or finally rejected by an administrative agency action from which no appeal can be taken; provided that in each of (a) and (b) in any jurisdiction in the Territory, a Valid Claim shall cease to be a Valid Claim in such jurisdiction if it does not block or prevent the entry, or Commercialization, of Generic Products.

Portions of the exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the

Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

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1.141Interpretation.  In this Agreement, unless otherwise specified:

(a)“includes” and “including” shall mean, respectively, includes without limitation and including without limitation;

(b)words denoting the singular shall include the plural and vice versa and words denoting any gender shall include all genders;

(c)words such as “herein”, “hereof”, and “hereunder” refer to this Agreement as a whole and not merely to the particular provision in which such words appear; and

(d)the Exhibits and other attachments form part of the operative provision of this Agreement and references to this Agreement shall include references to the Exhibits and attachments.

ARTICLE 2
LICENSES

2.1License to Everest.

(a)Subject to the terms and conditions of this Agreement, NPLH hereby grants to Everest an exclusive (even as to NPLH), royalty-bearing license under the NPLH Licensed Technology solely to Exploit Licensed Products in the Licensed Field in the Territory, with the right to grant sublicenses in accordance with Section 2.3 (Sublicense Rights).

(b)The United States federal government retains rights in certain of the Licensed Patents pursuant to 35 U.S.C. §§ 200-212 and 37 C.F.R. § 401 et seq., and any right granted in this Agreement greater than that permitted under 35 U.S.C. §§ 200-212 or 37 C.F.R. § 401 et seq. will be deemed modified as may be required to conform to the provisions of those statutes and regulations.

2.2License to NPLH.  Subject to the terms and conditions of this Agreement, Everest hereby grants to NPLH an exclusive (even as to Everest), royalty-free license under the Everest Technology solely to Exploit Licensed Products in the Licensed Field outside the Territory, with the right to grant sublicenses in accordance with Section 2.3 (Sublicense Rights).

2.3Sublicense Rights.

(a)Affiliates.  Subject to the terms of this Section 2.3 (Sublicense Rights), Everest may grant a sublicense of the license granted in Section 2.1 (License to Everest) through multiple tiers to Affiliates of Everest without prior notice to or the prior consent of NPLH; provided that (i) Licensed Know-How may only be sublicensed along with the Licensed Patents (other than in the case of a sublicense to a fee-for-service Subcontractor in the context of subcontracting pursuant to Section 2.9 (Subcontracting)); (ii) Everest shall cause each Affiliate to comply with the applicable terms and conditions of this Agreement, as if such Affiliate were a Party to this Agreement; and (iii) Everest shall be responsible for all actions, activities and obligations to NPLH of such Affiliate.  Subject to the terms of this Section 2.3 (Sublicense

Portions of the exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the

Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

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Rights), NPLH may grant a sublicense of the license granted in Section 2.2 (License to NPLH) through multiple tiers to Affiliates of NPLH without prior notice to or the prior consent of Everest; provided that (i) Everest Know-How may only be sublicensed along with the Everest Patents (other than in the case of a sublicense to a fee-for-service Subcontractor in the context of subcontracting pursuant to Section 2.9 (Subcontracting)); (ii) NPLH shall cause each Affiliate to comply with the applicable terms and conditions of this Agreement, as if such Affiliate were a Party to this Agreement; and (iii) NPLH shall be responsible for all actions, activities and obligations to Everest of such Affiliate

(b)Third Parties.  Upon the prior written consent of NPLH, such consent not to be unreasonably withheld, conditioned, or delayed, Everest may grant a sublicense of the rights granted under the license in Section 2.1 (License to Everest) through multiple tiers to any Third Party; provided that (i) Licensed Know-How may only be sublicensed along with the Licensed Patents (other than in the case of a sublicense to a fee-for-service Subcontractor in the context of subcontracting pursuant to Section 2.9 (Subcontracting)); (ii) each sublicense granted to a Third Party shall be in writing, and shall incorporate terms and conditions that are consistent with, and expressly made subject to, the terms and conditions of this Agreement; (iii) NPLH shall be provided by Everest with a copy of such sublicense agreement within [***] days of execution, which copy may redact any financial or other proprietary terms; and (iv) Everest shall be responsible to NPLH for a breach of this Agreement due to the breach by such Third Party of such sublicense agreement.  Everest hereby waives any requirement that NPLH exhaust any right, power or remedy, or proceed against any such sublicensee for any obligation or performance under this Agreement prior to proceeding directly against Everest.  Upon the prior written consent of Everest, such consent not to be unreasonably withheld, conditioned, or delayed, NPLH may grant a sublicense of the rights granted under the license in Section 2.2 (License to NPLH) through multiple tiers to any Third Party; provided that (i) Everest Know-How may only be sublicensed along with the Everest Patents (other than in the case of a sublicense to a fee-for-service Subcontractor pursuant to Section 2.9 (Subcontracting)); (ii) each sublicense granted to a Third Party shall be in writing, and shall incorporate terms and conditions that are consistent with, and expressly made subject to, the terms and conditions of this Agreement; (iii) Everest shall be provided by NPLH with a copy of such sublicense agreement within [***] days of execution, which copy may redact any financial or other priority terms; and (iv) NPLH shall be responsible to Everest for a breach of this Agreement due to the breach by such Third Party of such sublicense agreement.  NPLH hereby waives any requirement that Everest exhaust any right, power or remedy, or proceed against any sublicensee for any obligation or performance under this Agreement prior to proceeding directly against NPLH.

(c)A copy of each sublicense agreement with any Third Party shall, without redaction, be made available to (i) pursuant to Section 8.9 (Financial Records and Audit), any independent certified public accountant for the purpose of verifying for NPLH the accuracy of the financial reports furnished by Everest under this Agreement or of any payments made, or required to be made, by Everest to NPLH pursuant to this Agreement and (ii) pursuant to Section 8.10 (Audit Dispute), any Auditor resolving a financial disagreement between the Parties.

(d)Potentiator hereby grants to Everest an exclusive option (the “SPR741 Option”), exercisable by written notice from Everest to Potentiator (the “Option Notice”)

Portions of the exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the

Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

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during the period commencing on the Effective Date and ending on the first anniversary of the Effective Date (the “Option Period”), to negotiate a license agreement providing an exclusive (even as to Potentiator) license to the Patents and Know-How covering SPR741 in the Licensed Field in the Territory and on substantially the same terms contained herein (including, without limitation, an upfront payment, development and commercial milestones, and royalties), as further described in Section 2.12 (Option to License SPR741).

2.4NPLH’s Retained Rights; Limitations of License Grants.

(a)Retained Rights of NPLH.  Notwithstanding anything to the contrary in this Agreement and without limitation of any rights granted or reserved to NPLH pursuant to any other term or condition of this Agreement, NPLH hereby expressly retains, on behalf of itself and its Affiliates (and on behalf of its and their direct and indirect Third Party licensors under any In-License Agreement, (sub)licensees and contractors) all right, title and interest in and to the Licensed Patents, the Licensed Know-How, NPLH Development Data, NPLH’s interests in and to Joint Patents and Joint Know-How, Regulatory Documentation of NPLH and the Corporate Names of NPLH, Spero Parent and their Affiliates, in each case, for purposes of performing or exercising the Retained Rights.

(b)In-License Agreements

(1)If NPLH or any of its Affiliates negotiates with a Third Party at arms’ length to obtain a license to Infringed IP (an “In-License Agreement”), then NPLH shall promptly notify Everest and identify the relevant Third Party’s Infringed IP, with a copy to the JDC.  The applicable Third Party’s Infringed IP shall be included in the license granted to Everest under Section 2.1 (License to Everest) and considered NPLH Patents and NPLH Know-How, respectively, only if NPLH discloses the substantive terms of the In-License Agreement to Everest, which NPLH hereby agrees to do, and Everest agrees in writing to (A) comply with all the relevant obligations of such In-License Agreement, and (B) pay [***]% of all upfront, milestone, royalty and other payments applicable to the Development, Manufacture or Commercialization of the Compound or any Licensed Product in the Licensed Field in the Territory; provided, however, that, such upfront, milestone, royalty and other payments should be (x) at fair market value for such a license in the Territory; and (y) directly attributable to the Development, Manufacture or Commercialization of the Compound or any Licensed Product in the Licensed Field in the Territory, or outside the Territory for use in the Territory, by Everest or any of its Affiliates or any Sublicensees.  For the avoidance of doubt, if Everest reasonably determines that such Third Party’s Infringed IP under the In-License Agreement is not necessary for the Development, Manufacture or Commercialization of the Compound or any Licensed Product in the Licensed Field in the Territory, Everest has the right not to pay any costs associated with such In-License Agreement, in which case such Infringed IP shall not be included in the license granted to Everest under Section 2.1 (License to Everest) nor considered to be NPLH Patents and NPLH Know-How.

(2)If Everest or any of its Affiliates or Sublicensees negotiates with a Third Party at arms’ length to obtain a license to Infringed IP, then Everest shall promptly notify NPLH and identify the relevant Third Party’s Infringed IP, with a copy to the JDC.  The

Portions of the exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the

Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

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applicable Third Party’s Infringed IP shall be included in the license granted by Everest to NPLH under Section 2.2 (License to NPLH) and considered Everest Patents and Everest Know-How, respectively, only if Everest discloses the substantive terms of such Third Party license to NPLH, which Everest hereby agrees to do, and NPLH agrees in writing to (A) comply with all the relevant obligations of such Third Party license; (B) pay [***]% of all upfront, milestone, royalty and other payments applicable to the Development, Manufacture or Commercialization of the Compound or any Licensed Product in the Licensed Field in the Territory; and (C) pay all upfront, milestone, royalty and other payments applicable to the Development, Manufacture or Commercialization of the Compound or any Licensed Product in the Licensed Field outside the Territory; provided, however, that, such upfront, milestone, royalty and other payments under clause (B) above should be (x) at fair market value for such a license in the Territory; and (y) directly attributable to the Development, Manufacture or Commercialization of the Compound or any Licensed Product in the Licensed Field in the Territory, or outside the Territory for use in the Territory, by Everest or any of its Affiliates or any Sublicensees.  For the avoidance of doubt, if NPLH reasonably determines that such Third Party’s Infringed IP is not necessary for the Development, Manufacture or Commercialization of the Compound or any Licensed Product in the Licensed Field outside the Territory, NPLH has the right not to pay any costs associated with such Third Party license, in which case such Infringed IP shall not be included in the license granted to NPLH under Section 2.2 (License to NPLH) nor considered to be Everest Patents and Everest Know-How.  In the event that NPLH does agree to accept such Third Party license, the provisions of clauses (3), (4) and (5) of this Section 2.4(b) (In-License Agreements) shall apply, mutatis, mutandis, to any such Third Party license.

(3)Subject to this Section 2.4(b) (In-License Agreements), the licenses granted by NPLH in Section 2.1 (License to Everest) includes sublicenses solely under the applicable license rights granted to NPLH or its Affiliates by Third Parties under the In-License Agreements.  Any Sublicense with respect to Know-How or Patents of a Third Party hereunder and any right of Everest (if any) to grant a further sublicense thereunder, shall be subject and subordinate to the terms and conditions of the In-License Agreement under which such sublicense is granted and shall be effective solely to the extent permitted under the terms of such agreement.  Without limitation of the foregoing, in the event and to the extent that any In-License Agreement requires that particular terms or conditions of such In-License Agreement be contained or incorporated in any agreement granting a sublicense thereunder, such terms and conditions are hereby deemed to be incorporated herein by reference and made applicable to the sublicense granted herein under such In-License Agreement.

(4)The Parties shall cooperate with each other in good faith to support each other in complying with NPLH’s and its Affiliates’ obligations under each In-License Agreement.  Without limitation to the foregoing, (A) the Parties shall, from time to time, upon the reasonable request of either Party, discuss the terms of an In-License Agreement and agree upon, to the extent reasonably possible, a consistent interpretation of the terms of such In-License Agreement in order to, as fully as possible, allow NPLH and its Affiliates to comply with the terms of such In-License Agreement; (B) to the extent there is a conflict between any terms of this Agreement and any terms of any In-License Agreement (including with respect to sublicensing rights, diligence obligations, prosecution, maintenance, enforcement, defense, any obligations for a counterparty to such In-License Agreement to maintain a Party’s information as

Portions of the exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the

Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

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confidential and any obligations for a Party to maintain as confidential the information of a counterparty to such In-License Agreement), the terms of such In-License  Agreement shall control with respect to the relevant Know-How, Patents or other rights granted to Everest hereunder; and (C) Everest and its Affiliates and Sublicensees shall comply with any applicable reporting and other requirements under the In-License Agreements, and the provisions regarding currency conversion, international payments and late payments, and any other relevant definitions and provisions, of the relevant In-License Agreements shall apply to the calculation of the payments due under the relevant In-License Agreements.

(5)On an In-License Agreement-by-In-License Agreement basis, from and after the date on which Everest agrees in writing pursuant to Section 2.4(b)(1) to accept the Patents and Know-How covered by such In-License Agreement as Licensed Technology under this Agreement, NPLH shall not enter into any subsequent agreement with any other party to such In-License Agreement that modifies or amends such In-License Agreement in any way that would materially adversely affect Everest’s rights or interest under this Agreement without Everest’s prior written consent, which shall not be unreasonably withheld, conditioned or delayed, and shall provide Everest with a copy of all modifications to or amendments of such In-License Agreement, regardless of whether Everest’s consent was required with respect thereto.

2.5Initial Transfer of Know-How. Upon the written request of Everest, NPLH shall commence disclosing and making available to Everest the Licensed Know-How (including the NPLH Development Data therein) necessary or reasonably required for Everest to file a CTA covering a Licensed Product.  Such disclosure and transfer shall be made according to a timeline mutually agreed by Everest and NPLH, each of which shall cooperate with each other in good faith to enable a smooth transfer of the Licensed Know-How from NPLH to Everest.  Upon Everest’s reasonable request during such transfer, NPLH shall provide reasonable technical assistance, including making appropriate employees available to Everest at reasonable times, places and frequency, and upon reasonable prior notice, for the purpose of assisting Everest to understand and use the Licensed Know-How in connection with Everest’s filing of such CTA covering such Licensed Product.  NPLH shall be responsible for only the costs associated with the first [***] FTE hours of activities by such employees and advisors under this Section 2.5 and the activities described in Section 6.2 and (ii) Everest shall be responsible for any costs and expenses of any such activities under this Section 2.5 and Section 6.2 once such [***]-FTE threshold is used, and shall pay or reimburse NPLH at the Reimbursement Rate following a written invoice in reasonable detail.

2.6No Implied Licenses; Negative Covenant.  Except as set forth herein, no Party shall acquire any license or other intellectual property interest, by implication or otherwise, under any Know-How, Patents, trademarks or other intellectual property rights owned or Controlled by any other Party. Everest hereby covenants not to practice, and not to permit or cause any of its Affiliates or any Third Party to practice, any Licensed Technology for any purpose other than as expressly authorized in this Agreement.

2.7Non-Diversion.  Everest hereby covenants and agrees that it will not, and will ensure that its Affiliates will not, and will ensure its Sublicensees and subcontractors are bound by contractual obligations not to, either directly or indirectly, promote, market, solicit, distribute,

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Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

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import, sell or have sold Licensed Products outside the Territory.  In furtherance of the foregoing, Everest shall not and will ensure that its Affiliates do not, and shall use Commercially Reasonable Efforts to ensure that its or their Sublicensees or distributors do not knowingly distribute, market, promote, offer for sale or sell the Compound or any Licensed Product directly or indirectly to any Person outside the Territory or to any Person inside the Territory that Everest or any of its Affiliates or any of its or their Sublicensees or distributors knows has directly or indirectly distributed, marketed, promoted, offered for sale or sold, or has reasonable grounds to believe intends to directly or indirectly distribute, market, promote, offer for sale or sell, the Compound or any Licensed Product for use outside the Territory.  If Everest or any of its Affiliates receives or becomes aware of the receipt by it or any Sublicensee or distributor of any orders for the Compound or any Licensed Product for use outside the Territory, such Person shall refer such orders to NPLH.

2.8Non-Compete.  During the Term of this Agreement, Everest shall not, and shall cause its Affiliates and their respective Sublicensees, not to, directly or indirectly, enable or assist any Person that is not a Party to this Agreement to, Develop, Manufacture or Commercialize any polymyxin-based compound, or fund any such activities, that [***] (collectively, “Polymyxin Class Compounds”), whether alone or in combination with other compounds, for any intravenous indication in the Licensed Field, other than the Compound and the Licensed Products in accordance with this Agreement.  If Everest requests a waiver of this Section 2.8 with regard to a particular Polymyxin Class Compound and/or a particular transaction, NPLH will in good faith give due consideration to such request.  Notwithstanding the foregoing, (a) if Everest exercises the SPR741 Option and executes and delivers a license agreement with Potentiator providing an exclusive license to the Patents and Know-How covering SPR741, or (b) Everest is acquired by a Third Party that, at the time of such acquisition, is actively Developing, Manufacturing and/or Commercializing any Polymyxin Class Compounds (whether in or outside the Territory), then the activities of Everest, its Affiliates and their respective Sublicensees under and in accordance with the terms of such license agreement and the activities of such Third Party acquirer, respectively, shall not be deemed to breach this Section 2.8.

2.9Subcontracting.  Subject to Section 2.3 (Sublicense Rights), Everest may subcontract on a fee-for-service basis with a Third Party to perform any or all of its obligations hereunder (a “Subcontractor”), including by appointing one or more distributors; provided that (a) no such permitted subcontracting shall relieve Everest of any obligation hereunder (except to the extent satisfactorily performed by such Subcontractor) or any liability and Everest shall be and remain fully responsible and liable therefor; (b) the agreement pursuant to which Everest engages any Subcontractor must be consistent in all material respects with this Agreement, including terms consistent with the confidentiality, restrictions on use and intellectual property provisions of this Agreement, and (c) Everest shall be responsible to NPLH for the breach of this Agreement due to breach of any subcontracting agreement by its Subcontractors.  Everest hereby waives any requirement that NPLH exhaust any right, power or remedy, or proceed against any Subcontractor for any obligation or performance under this Agreement prior to proceeding directly against Everest.

Portions of the exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the

Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

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2.10Statements and Compliance with Applicable Laws.  Everest shall and shall cause its Affiliates and its and their respective Sublicensee’s to comply with all Applicable Laws with respect to the Exploitation of Licensed Products.  Everest shall, and shall cause its Affiliates to, and shall use Commercially Reasonable Efforts to cause its and their Sublicensees, employees, representatives, agents, and distributors to avoid taking, or failing to take, any actions that Everest knows or reasonably should know would jeopardize the goodwill or reputation of NPLH or its Affiliates or the Licensed Products or any Trademark associated therewith.  Without limitation to the foregoing, Everest shall in all material respects conform its practices and procedures relating to the Commercialization of the Licensed Products and educating the medical community in the Territory with respect to the Licensed Products to any applicable industry association regulations, policies and guidelines, as the same may be amended from time to time, and Applicable Laws.  Everest agrees that in performing its obligations under this Agreement, it will not employ or engage any Person who has been debarred or disqualified by any Regulatory Authority, or, to its knowledge, is the subject of debarment or disqualification proceedings by a Regulatory Authority.

2.11Section 365(n).  All rights and licenses granted under or pursuant to this Agreement by NPLH or Everest are, and will otherwise be deemed to be, for the purposes of Section 365(n) of the U.S. Bankruptcy Code, and any similar law in the Territory, licenses of rights to “intellectual property” as defined under Section 101 of the U.S. Bankruptcy Code or any similar law in the Territory.  The Parties agree that the Parties, as licensees of such rights under this Agreement, will retain and may fully exercise all of their rights and elections under the U.S. Bankruptcy Code or any similar law in the Territory.  The Parties further agree that, in the event of the commencement of a bankruptcy proceeding by or against either Party under the U.S. Bankruptcy Code or any similar law in the Territory, the Party that is not a party to such proceeding will be entitled to a complete duplicate of (or complete access to, as appropriate) any such intellectual property and all embodiments of such intellectual property, and same, if not already in their possession, will be promptly delivered to them (a) upon any such commencement of a bankruptcy proceeding upon their written request therefor, unless the Party subject to such proceeding elects to continue to perform all of its obligations under this Agreement, or (b) if not delivered under (a) above, following the rejection of this Agreement by or on behalf of the Party subject to such proceeding upon written request therefor by the non-subject party.

2.12Option to License SPR741.

(a)As consideration for the SPR741 Option, Everest shall pay Potentiator within [***] Business Days after the Effective Date, a one-time, non-refundable option fee of one million Dollars ($1,000,000) (the “Option Fee”), which Option Fee, if paid, shall be creditable against the one-time, non-refundable and non-creditable upfront payment required to be paid by Everest to Potentiator under such license agreement, if entered into.

(b)If Everest exercises the SPR741 Option during the Option Period, then Potentiator and Everest shall negotiate a license agreement for such exclusive license in good faith for a period of not more than [***] days, provided that such period may be further extended by the relevant Parties’ mutual written consent.  Potentiator hereby agrees not to assign, transfer or otherwise provide an option to license the Patents and Know-How covering SPR741 in the

Portions of the exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the

Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

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Territory until the later of (i) the expiration of such [***] day period (or such longer period as mutually agreed by the relevant Parties) or (ii) [***] year anniversary of the Effective Date.  If Everest does not exercise the SPR741 Option, or the relevant Parties fail to execute and deliver such license agreement at the end of such [***] day period (or such longer period as mutually agreed by the relevant Parties), Potentiator shall have no future obligations with respect to the SPR741 Option or the Patents and Know-How covering SPR741.

ARTICLE 3
GOVERNANCE

3.1Joint Development Committee.  Within [***] days after the Effective Date, the Parties shall establish a joint development committee (the “Joint Development Committee” or the “JDC”), composed of [***] representatives of NPLH (if NPLH elects to participate) and [***] representatives of Everest, to coordinate the Development and Commercialization of the Compound and Licensed Products in the Licensed Field in the Territory.  Each JDC representative shall have appropriate knowledge and expertise and sufficient seniority within the applicable Party to make decisions arising within the scope of the JDC’s responsibilities. For the purposes of participation in the JDC, NPLH has the right but not the obligation to participate in the JDC.  The JDC shall:

(a)serve as a forum for discussing Development of the Compound and Licensed Products in the Licensed Field in the Territory, including by reviewing the Development Plan and coordinating the conduct of the Development activities;

(b)serve as a forum for discussing the Commercialization of Licensed Products in the Licensed Field in the Territory, including by reviewing the Commercialization strategy for the Territory, reviewing the Commercialization Plans and coordinating the conduct of the Commercialization activities;

(c)serve as a forum for discussing the Manufacture and supply of Compound and Licensed Products in the Licensed Field in the Territory, including by reviewing the Development strategy and Commercialization strategy for the Territory and coordinating the conduct of the Manufacturing and supply activities;

(d)serve as a forum for discussing and supervising Development of the Compound and Licensed Products in the Licensed Field in the Territory, including by (i) providing Everest with a forum at each meeting to disclose Everest’s, or its Affiliates’ or Sublicensees’ activities with respect to achieving Regulatory Approvals of Licensed Products in the Territory; material clinical study results; and the Marketing Authorization Applications that Everest or any of its Affiliates reasonably expect to make, seek or attempt to obtain in the Territory; (ii) reviewing the current Development Plan and, with the JDC’s approval, making any amendments or updates to the Development Plan; and (iii) coordinating the conduct of the Development activities;

(e)serve as a forum at each meeting for discussing and supervising the Commercialization of Licensed Products in the Licensed Field in the Territory, including by (i) providing Everest with a forum to disclose to Everest’s, or its Affiliates’ or Sublicensees’

Portions of the exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the

Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

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Commercialization activities with respect to Licensed Products in the Territory; (ii) reviewing the Commercialization strategy for the Territory; (iii) reviewing the Commercialization Plan and, with the JDC’s approval, making any amendments or updates to the Commercialization Plan; and (iv) coordinating the conduct of the Commercialization activities;

(f)coordinate the activities of NPLH and Everest under this Agreement; and

(g)perform such other functions as are set forth herein or as the Parties may mutually agree in writing, except where in conflict with any provision of this Agreement.

The JDC shall have only such powers as are expressly assigned to it in this Agreement, and such powers shall be subject to the terms and conditions of this Agreement.  For clarity, the JDC shall not have any right, power or authority: (i) to receive the Option Notice or negotiate the execution and delivery of a license agreement under the Patents and Know-How covering SPR741, or review or make any termination under any such license agreement; (ii) determine any issue in a manner that would conflict with the express terms and conditions of this Agreement; or (iii) to modify or amend the terms and conditions of this Agreement.

3.2JDC Membership and Meetings.

(a)JDC Members.  NPLH’s initial JDC representatives will be [***] and Everest’s initial JDC representatives will be [***].  The chairmanship for each meeting shall rotate between NPLH and Everest, with one of each Party’s JDC representatives acting as chairperson of the JDC on a rotating basis.  Each Party may replace its JDC representatives on written notice to the other Party, but each Party shall strive to maintain continuity.  The JDC members shall jointly prepare and circulate the meeting agenda at least [***] Business Days in advance of each meeting, and shall also promptly, but in no event later than [***] days after such meeting, prepare and circulate for review and approval of the Parties the minutes of such meeting.

(b)JDC Meetings.  The JDC will hold its first meeting within [***] days of establishment of the JDC pursuant to Section 3.1 (Joint Development Committee).  At this first meeting, the JDC will address the initial transfer of Licensed Know-How provided for in Section 2.5 (Initial Transfer of Know-How) and any other topics the Parties deem appropriate.  Thereafter, the JDC shall hold meetings at such times as it elects to do so, but in no event shall such meetings be held less frequently than [***] per Calendar Year.  Meetings may be held in person, or by audio or video teleconference; provided, that unless otherwise agreed by NPLH and Everest, at least [***] meeting per year shall be held in person, and all in-person JDC meetings shall be held at locations mutually agreed upon by NPLH and Everest.  Each Party shall be responsible for all of its own expenses of participating in JDC meetings.

(c)Non-Member Attendance.  Each of NPLH and Everest may from time to time invite a reasonable number of participants, in addition to its representatives, to attend JDC meetings in a non‑voting capacity; provided, that if either NPLH or Everest intends to have any Third Party (including any consultant) attend such a meeting, such Party shall provide at least [***] days prior written notice to the other Party and obtain the other Party’s approval for such Third Party to attend such meeting, which approval shall not be unreasonably withheld or

Portions of the exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the

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pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

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delayed.  Such Party shall ensure that such Third Party is bound by confidentiality and non-use obligations consistent with the terms of this Agreement, and provide the other Party with a copy of such confidentiality agreement.  The Party inviting any such Third Party shall be responsible for all of such Third Party’s costs and expenses of participating in JDC meetings, unless such invitation is mutually made by NPLH and Everest, in which case they shall equally share such costs and expenses.

3.3JDC Decision-Making. All decisions of the JDC shall be made by unanimous vote, with NPLH’s representatives and Everest’s representatives each collectively having [***] vote.  If after reasonable discussion and good faith consideration of each of their views on a particular matter before the JDC, the representatives of NPLH and Everest cannot reach an agreement as to such matter within [***] Business Days after such matter was brought to the JDC for resolution, such disagreement shall:

(a)be referred to the Chief Executive Officer of Spero Parent (or his or her designee) and the Chief Executive Officer of Everest (or his or her designee) (collectively, the “Executive Officers”) for resolution, who shall use good faith efforts to resolve such matter within [***] Business Days after it is referred to them and, if such matter is resolved by the Executive Officers, such resolution shall be implemented by and binding on the Parties.

(b)If the Executive Officers are unable to reach consensus on any such matter during such [***] Business Day period, then (i) the Chief Executive Officer of Everest shall have the right to make the final decision if such matter (A) involves the Development of, Regulatory Approval for, Commercialization or other Exploitation of the Compound or a Licensed Product solely in the Territory and (B) does not involve NPLH’s Retained Rights and could not reasonably be expected to have a material adverse effect on the Development of, Regulatory Approval for, Commercialization or Exploitation of the Compound or a Licensed Product outside the Territory; (ii) the Chief Executive Officer of Spero Parent shall have the right to make the final decision if such matter either (A) involves the Development of, Regulatory Approval for, Commercialization or other Exploitation of the Compound or a Licensed Product solely outside the Territory, or NPLH’s Retained Rights, or (B) involves the Development of, Regulatory Approval for, or Commercialization or other Exploitation of the Compound or a Licensed Product in the Territory but could reasonably be expected to have a material adverse effect on the Development of, Regulatory Approval for, or Commercialization or Exploitation of the Compound or a Licensed Product outside the Territory; or (iii) in all other cases, such matter will be resolved in accordance with Section 14.10 (Dispute Resolution).

(c)If NPLH does not participate in establishing the JDC or appoint members to the JDC, Everest shall have the votes and the decision-making power of NPLH with respect to the JDC unless and until NPLH appoints members to the JDC.

ARTICLE 4
DEVELOPMENT

4.1General.  Subject to the terms and conditions of this Agreement (including without limitation the Retained Rights), Everest shall be solely responsible for the Development

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pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

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of the Compound and Licensed Products in the Licensed Field in the Territory, including the performance of preclinical and clinical studies of any Compound or any Licensed Product in the Licensed Field in the Territory, all in accordance with the Development Plan.

4.2Development Plan.  Everest shall conduct all Development of the Compound and Licensed Products in the Licensed Field in the Territory in accordance with a comprehensive development plan, the initial version of which is attached to this Agreement as Exhibit E (the “Initial Development Plan”, and as amended from time to time in accordance with this Agreement, the “Development Plan”). The Development Plan will include, among other things, the indications for which a Licensed Product is to be Developed and other exploratory indications for which a Licensed Product may be developed, critical activities to be undertaken, certain timelines, go/no go decision points and relevant decision criteria and certain allocations of responsibilities between the Parties for the various activities to be undertaken under the Development Plan.  The Development Plan will be focused on efficiently obtaining Regulatory Approval for a Licensed Product in the Licensed Field in the Territory while taking into consideration Development, Regulatory Approval, or commercial impacts on the Licensed Product outside the Licensed Field and Territory.  From time to time, but at least [***] per Calendar Year, the Parties will, with the assistance of the JDC, update the Development Plan and submit such updated plan to the JDC for review, discussion, and approval.  The then-current Development Plan will at all times contain at least that level of detail and cover at least the same matters (to the extent applicable) as the Initial Development Plan.  If any updated Development Plan is not approved by the JDC, any disagreement or dispute shall be resolved by the JDC in the manner set forth in Section 3.3 (JDC Decision-Making).  If any updated or new terms of the Development Plan contradict, or create inconsistencies or ambiguities with, the terms of this Agreement, then the terms of this Agreement shall govern.

4.3Diligence.

(a)Commercially Reasonable Efforts.  Everest, directly and/or with or through its Affiliates or Sublicensees, shall use Commercially Reasonable Efforts to Develop, Exploit, Commercialize and obtain Regulatory Approval for the Compound and each Licensed Product in the Licensed Field in the Territory in accordance with the Development Plan and the Commercialization Plan.

(b)Specific Diligence Events. In furtherance of Section 4.3(a) (Commercially Reasonable Efforts) and without limitation thereof, Everest shall use Commercially Reasonable Efforts to achieve, by itself or through its Affiliates or Sublicensees, the following diligence milestones (each, a “Diligence Milestone”) with respect to the Compound and a Licensed Product in each case on or prior to the applicable target date (the “Diligence Target Dates”):

(1) File a CTA in the Territory for a Licensed Product within [***] years after the Effective Date;

(2)Initiate a Phase 3 Clinical Trial in the Territory for a Licensed Product within [***] years after the Effective Date; and

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pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

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(3)First filing of an NDA covering a Licensed Product in Mainland China within [***] years after the Effective Date.

If Everest reasonably believes that it will not achieve a Diligence Milestone on or prior to the applicable Diligence Target Date, Everest shall notify NPLH in writing as far in advance of the applicable Diligence Target Date as reasonably practicable (a “First Diligence Notice”), which First Diligence Notice shall address the reasons for not timely achieving the relevant Diligence Milestone (including whether there is any reason constituting a “force majeure” as described in Section 14.6 (Force Majeure), the efforts Everest is continuing to expend toward meeting such Diligence Milestone and suggesting a reasonable extension to such Diligence Target Date for achieving such Diligence Milestone.  Within [***] days following receipt of a First Diligence Notice, NPLH may inform Everest in writing that either (i) NPLH accepts the provisions of such First Diligence Notice (which NPLH shall do in the event that the delay is attributable to a reason of “force majeure”), in which case the Parties agree to promptly amend this Section 4.3(b) (Specific Diligence Events) to incorporate a new mutually agreed Diligence Target Date or (ii) NPLH desires to have further discussions with Everest concerning such Diligence Milestone and the efforts of Everest to achieve such Diligence Milestone, in which case, within [***] Business Days following receipt of such notice from NPLH, the Executive Officers of each Party shall set a date within the following [***] days (the “Diligence Meeting Date”) for a meeting (a “Diligence Meeting”), at which Diligence Meeting each Party shall present its views concerning, and evidence (if applicable) as to, whether Everest has used and will continue to use Commercially Reasonable Efforts to achieve such Diligence Milestone, together with any other relevant information.  If the Parties are able reach agreement at such Diligence Meeting as to modifications to this Section 4.3(b) (Specific Diligence Events), then the Parties shall promptly amend this Agreement accordingly.  If the Parties are unable to reach agreement at such Diligence Meeting, then Everest shall have [***] days to achieve such Diligence Milestone or to demonstrate, to the reasonable satisfaction of NPLH, that it has continually used Commercially Reasonable Efforts to achieve such Diligence Milestone. If, following such [***] day period, Everest has still not achieved such Diligence Milestone or demonstrated, to the reasonable satisfaction of NPLH, that it has continually used Commercially Reasonable Efforts to achieve such Diligence Milestone, then, in addition to any other rights or remedies available to NPLH, NPLH may initiate termination of this Agreement pursuant to Section 11.2(c) (Termination for Cause) of this Agreement.

4.4Development Costs.

(a)As between the Parties, Everest shall be solely responsible for the cost for the Development of the Compound and the Licensed Products in the Licensed Field in the Territory and NPLH shall be solely responsible for the cost for the Development of the Compound and the Licensed Products in the Licensed Field outside the Territory.

(b)If NPLH (or its sublicensee) and Everest cooperate on any multi-regional clinical trial conducted both inside and outside the Territory, then Everest shall (i) be responsible for all direct costs and expenses of conducting such clinical trial in the Territory and (ii) pay or reimburse NPLH for a pro rata portion of all of the Indirect Costs of such multi-regional clinical trial, not to exceed [***] percent ([***]%) of the total Indirect Costs of such multi-regional

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pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

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clinical trial. For clarity, this subsection (b) shall not apply to the initial Milestone Event, [***], which shall be reimbursed through Everest’s payment of the corresponding Milestone Payment.

(c)If, at the request of NPLH (or its sublicensee), Everest agrees to assist NPLH (or its sublicensee) in Development beyond the scope of Everest’s obligations under this Agreement (for example, Development outside the Territory or Development in the Territory for a multi-regional clinical trial for an indication of the Licensed Product that Everest is not interested in Developing in the Territory), then NPLH shall pay or reimburse Everest all costs and expenses for such assistance, including Everest’s employee costs at the Reimbursement Rate and Third Party expenses as actually incurred.

4.5Development Records and Report.

(a)Everest shall, and shall cause its Affiliates and its and their Sublicensees to, maintain, in good scientific manner, complete and accurate books and records pertaining to Development of Licensed Products hereunder, in sufficient detail for NPLH to verify Everest’s compliance with its obligations under this Agreement.  Such books and records shall (i) be summarized in English in sufficient detail for NPLH to verify Everest’s compliance with its obligations under this Agreement and for NPLH to properly use such books and records for patent and regulatory purposes, (ii) be appropriate for patent and regulatory purposes; (iii) be in compliance with Applicable Laws; (iv) properly reflect all work done and results achieved in the performance of its Development activities hereunder; (v) record only such activities and not include or be commingled with records of activities outside the scope of this Agreement; and (vi) be retained by Everest for at least [***] years after the expiration or termination of this Agreement in its entirety or for such longer period as may be required by Applicable Laws.

(b)On [***] of each year starting from the year of [***], each of Everest and NPLH shall provide the other Party with a written report summarizing in sufficient detail for NPLH to verify Everest’s compliance with its obligations under this Agreement (i) the Development activities conducted in the preceding Calendar Year by it and its Affiliates and Sublicensees, and (ii) the Development activities planned to be conducted in such Calendar Year by it and its Affiliates and Sublicensees.  If at any time a Party’s representatives on the JDC are not fully able to perform their rights and duties on the JDC in the absence of a review of any of such books and records, the other Party shall, upon reasonable written request from such JDC representative, provide a copy of such records to the JDC.

ARTICLE 5
REGULATORY

5.1Regulatory Responsibilities.  Everest shall be responsible, at its cost and subject to the Retained Rights and except as set forth in this ARTICLE 5, for all regulatory activities necessary to prepare, obtain and maintain Marketing Authorization Applications, Regulatory Filings and other Regulatory Approvals for the Compound and Licensed Products in the Licensed Field in the Territory.  Everest shall keep NPLH informed of regulatory developments related to the Compound and Licensed Products in the Licensed Field in the Territory via the JDC.

Portions of the exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the

Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

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5.2Regulatory Reports.  On [***] of each year starting from the year of [***], each of Everest and NPLH shall provide the other Party with a written report summarizing the clinical data and safety results generated from the regulatory activities performed in the preceding Calendar Year by it and its Affiliates and Sublicensees, in sufficient detail for NPLH to verify Everest’s compliance with its obligations under this Agreement and for NPLH to properly use data and results for patent and regulatory purposes.

5.3Regulatory Cooperation.

(a)Everest.  Everest shall notify NPLH of all material Regulatory Documentation submitted or received by Everest or its Affiliates or Sublicensees that are related to any Licensed Product in the Territory reasonably prior to such submission or reasonably after receipt.  Moreover, with respect to Regulatory Filings in the Territory, Everest will provide NPLH with (i) an English summary of such draft filings and (ii) an English translation of that portion of the draft filings newly developed and prepared by Everest reasonably prior to submission so that NPLH may have sufficient opportunity to review and comment on them.  Everest shall consider all comments of NPLH in good faith, taking into account the best interests of the Development, Regulatory Approval and/or Commercialization of the Licensed Product, but has no obligation to accept any comments of NPLH, except to the extent that ignoring such comment could reasonably be expected to have a material adverse effect on the Development of, Regulatory Approval for, or Commercialization or Exploitation of the Compound or a Licensed Product outside the Territory, or on NPLH’s Retained Rights.  Material submissions made by Everest to, or correspondence with, Regulatory Authorities will be provided to NPLH sufficiently in advance to enable translation by NPLH, if any such submissions or correspondence are not available in English.  NPLH shall not provide any Regulatory Documentation of Everest, its Affiliates, or Sublicensees to any of NPLH’s sublicensees who does not agree pursuant to Section 5.3(b) (NPLH) to permit its Regulatory Documentation to be shared with Everest, its Affiliates, and its Sublicensees.

(b)NPLH.  NPLH shall provide or make available to Everest copies of all material Regulatory Documentation submitted or received by NPLH or its Affiliates that are related to any Licensed Product outside the Territory reasonably after such submission or receipt. NPLH shall use Commercially Reasonable Efforts to negotiate an agreement with each sublicensee to make available to Everest copies of all material Regulatory Documentation that are related to any Licensed Product outside the Territory that are Controlled by its such sublicensee.

(c)Confidentiality.  Any information of a Party to which the other Party obtains access pursuant to this Section 5.3 (Regulatory Cooperation) shall, subject to ARTICLE 10 (Confidentiality; Publication), be deemed the Confidential Information of such first Party.

(d)Discontinuation.   In the event that Everest (including its Affiliates and their respective Sublicensees) discontinues Development or Commercialization of any Licensed Product in the Territory, then (1) the license of NPLH Licensed Technology to Everest under Section 2.1 (License to Everest) as to such Licensed Product shall be terminated; (2) Everest shall, at its expense, return all NPLH Development Data and NPLH Regulatory Documentation

Portions of the exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the

Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

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to NPLH, as well as transfer to NPLH any Everest Development Data and Everest Regulatory Documentation related to the discontinued Licensed Product; and (3) with respect to any Everest Technology, Everest Development Data, and Everest Regulatory Documentation covering such discontinued Licensed Product, Everest shall grant a license to NPLH and the provisions of Section 11.3(d) shall apply mutatis mutandis.

5.4Rights of Reference.  Solely to the extent Regulatory Authorities in the applicable jurisdiction are permitted under Applicable Laws to utilize Regulatory Documentation submitted to Regulatory Authorities outside of the Territory:

(a)Without any additional consideration to NPLH, NPLH hereby grants to Everest and its Sublicensees a Right of Reference and Use, as that term is defined in 21 C.F.R. § 314.3(b) and any foreign counterpart to such regulation, to all NPLH Regulatory Documentation and the NPLH Development Data to the extent necessary or reasonably useful for Everest to Develop, Manufacture, obtain Regulatory Approval of, or Commercialize the Compound or Licensed Products in the Licensed Field in the Territory, in each case, pursuant to the Development Plan or Commercialization Plan and otherwise subject to the terms and conditions of this Agreement.

(b)Without any additional consideration to Everest, Everest hereby grants to NPLH and its Affiliates, and any current or future direct or indirect (sub)licensee of NPLH with respect to the Compound or a Licensed Product, a Right of Reference and Use, as that term is defined in 21 C.F.R. § 314.3(b) and any foreign counterpart to such regulation, to the Everest Development Data to the extent (i) necessary or reasonably useful for NPLH to Exploit the Compound, Licensed Product(s) or any product containing the Compound outside of the Territory, or (ii) in support of NPLH’s Development, Manufacturing, Regulatory Approval, or Commercialization of the Compound, Licensed Product(s) or any product containing the Compound outside of the Territory.

(c)Promptly after Everest, its Affiliate or its or their Sublicensees generate(s) any Everest Development Data, Everest shall provide NPLH with copies of such Everest Development Data and Everest hereby grants to NPLH an exclusive (even as to Everest), royalty-free license under and to such Everest Development Data solely to Exploit Licensed Products in the Licensed Field outside the Territory, with the right to grant Sublicenses in accordance with Section 2.3 (Sublicense Rights)

(d)Each Party will provide a signed statement to this effect, if requested by the other Party, 21 C.F.R. § 314.50(g)(3) or any foreign counterpart to such regulation, in the case of a request by either Party, for the limited purpose described in this Section 5.4 (Rights of Reference).

(e)Other than as expressly set forth in this Section 5.4 (Rights of Reference), nothing in this Section 5.4 shall require either Party to take, or forbear to take, any action.

(f)Any information of a Party to which the other Party obtains access pursuant to this Section 5.4 (Rights of Reference) shall, subject to Sections 10.1 (Duty of Confidence) and 10.2 (Exceptions), be deemed the Confidential Information of such first Party.

Portions of the exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the

Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

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For avoidance of doubt, a Party’s submission of information of the other Party to which such Party obtains access pursuant to this Section 5.4 (Rights of Reference) to a Regulatory Authority shall be governed by and subject to the terms of ARTICLE 10 (Confidentiality; Publication).

5.5Recalls, Suspensions or Withdrawals.  Everest shall notify NPLH promptly following its determination that any event, incident or circumstance has occurred that would reasonably be expected to result in the need for a recall, market suspension or market withdrawal of a Licensed Product in the Licensed Field in the Territory and shall include in such notice the reasoning behind such determination and any supporting facts.  As between the Parties, Everest shall have the right to make the final determination whether to voluntarily implement any such recall, market suspension or market withdrawal in the Licensed Field in the Territory; provided that prior to any implementation of such a recall, market suspension or market withdrawal, Everest shall consult with NPLH and shall consider NPLH’s comments in good faith.  If a recall, market suspension or market withdrawal is mandated by a Regulatory Authority in the Territory, as between the Parties, Everest shall initiate such a recall, market suspension or market withdrawal in compliance with Applicable Laws.  For all recalls, market suspensions or market withdrawals undertaken pursuant to this Section 5.5 (Recalls, Suspensions or Withdrawals), as between the Parties, Everest shall be solely responsible for the execution thereof.  Subject to ARTICLE 13 (Indemnification; Liability), Everest shall be responsible for all costs and expenses of any such recall, market suspension or market withdrawal.

5.6Pharmacovigilance Agreement; Global Safety Database.  The Parties shall enter into a pharmacovigilance agreement at least [***] days prior to the initiation of Phase 1 Clinical Trial by Everest in the Territory providing for the terms pursuant to which (i) NPLH shall establish, hold and maintain (at NPLH’s sole cost and expense) the global safety database for Licensed Products and (ii) Everest shall timely provide NPLH with information in the possession and Control of Everest as necessary for NPLH to comply with its pharmacovigilance responsibilities outside the Territory, including, as applicable, any adverse drug experiences (including those events or experiences that are required to be reported to the FDA under 21 C.F.R. sections 312.32 or 314.80 or to foreign Regulatory Authorities under corresponding Applicable Laws outside the United States), from pre-clinical or clinical laboratory, animal toxicology and pharmacology studies, clinical studies and commercial experiences with a Licensed Product, in each case, in English, in the form reasonably requested by NPLH and at Everest’s sole cost and expense.

5.7Regulatory Inspections.  If any Regulatory Authority (i) contacts Everest, its Affiliates or their respective Sublicensees with respect to the alleged improper Development, Manufacture or Commercialization of any Licensed Product; (ii) conducts, or gives notice of its intent to conduct, an inspection at Everest’s, its Affiliate’s  or Sublicensee’s facilities used in the Development or Manufacturing of Licensed Products or (iii) takes, or gives notice of its intent to take, any other regulatory action with respect to any activity of Everest, its Affiliates or Sublicensees that could reasonably be expected to materially adversely affect any Development, Manufacture or Commercialization activities with respect to the Licensed Product, whether in or outside the Territory, then Everest will promptly notify NPLH of such contact, inspection or notice.

Portions of the exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the

Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

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ARTICLE 6
SUPPLY; MANUFACTURING

6.1Supply Agreement.

(a)Initial Supply Agreement.  NPLH and Everest agree to negotiate in good faith within [***] days after the Effective Date a new agreement concerning the short-term supply of the Compound for Everest’s Development use (including preclinical (e.g., MIC testing) and/or clinical use) (the “Initial Supply Agreement”), with Everest’s cost of the Compound under the Initial Supply Agreement being equal to [***].  Everest shall provide written notice to NPLH with rolling forecasts (at least quarterly) promptly following its decision on initiating pre-clinical experiments or clinical trials.  Notwithstanding the foregoing, nothing in this Agreement nor the Initial Supply Agreement shall restrict, impair or otherwise limit NPLH’s ability to manufacture the Compound or Licensed Products in the Territory for use outside the Territory.

(b)Commercial Supply Agreement.  NPLH and Everest agree to negotiate in good faith within [***] days of the initiation of the first Phase 3 Clinical Trial in the Territory a new agreement concerning the supply of the Compound and/or the Licensed Product for Everest’s Commercialization use (the “Commercial Supply Agreement”), with Everest’s cost of the Compound and/or the Licensed Product under the Commercial Supply Agreement being equal to [***].  Notwithstanding the foregoing, nothing in this Agreement nor the Commercial Supply Agreement shall restrict, impair or otherwise limit NPLH’s ability to manufacture the Compound or Licensed Products in the Territory for use outside the Territory.

6.2Manufacturing Technology Transfer.  In order to enable Everest to Manufacture or have Manufactured the Compound and Licensed Products consistent with the terms of Section 6.3 (Manufacturing Responsibilities), upon a written request from Everest, NPLH shall perform or facilitate technology transfer to Everest as follows:  during a mutually agreed time period of no more than [***] days (the “Manufacturing Transfer Period”), NPLH shall (a) make available and transfer to Everest, copies of existing embodiments of the Licensed Know-How in NPLH’s possession that are necessary or reasonably useful in the Manufacture of the Compound and Licensed Products and as of such date are being used by NPLH to Manufacture the Compound and Licensed Products (the “Licensed Manufacturing Know-How”) solely for Everest and/or its Subcontractor to Manufacture the Compound and Licensed Products in accordance with the terms and conditions of this Agreement; (b) identify in writing all Subcontractors who Manufacture Compounds or Licensed Products for NPLH (each, an “NPLH CMO”); and (c) provide technical assistance (both on site and otherwise) in the transfer and demonstration of the Licensed Manufacturing Know-How that is necessary to Manufacture the Compound and Licensed Products.  To the extent that any Licensed Manufacturing Know-How is in the Control of NPLH but is in the possession of a NPLH CMO (and is not in NPLH’s possession), then during the Manufacturing Transfer Period, upon Everest’s request, NPLH will use Commercially Reasonable Efforts to facilitate the transfer of such Licensed Manufacturing Know-How from such NPLH CMO to Everest, and/or cause such NPLH CMO to make such Licensed Manufacturing Know-How available to Everest, at Everest’s cost.  Everest, in its sole discretion and at its sole expense, may contract with any such NPLH CMO for technical

Portions of the exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the

Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

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assistance (both on site and otherwise) in the transfer and demonstration of the Licensed Manufacturing Know-How that is necessary to Manufacture the Compound and Licensed Products.  After the Manufacturing Transfer Period, if requested by Everest, NPLH will in good faith endeavor to provide additional technical assistance in the transfer of Licensed Manufacturing Know-How to Everest.  For all activities or assistance provided by NPLH employees or advisors to Everest under this Section 6.2 or under Section 2.5, (i) NPLH shall be responsible for only the costs associated with the first [***] FTE hours of activities by such employees and advisors and (ii) Everest shall be responsible for the costs and expenses of any such activities under this Section 6.2 and Section 2.5 once such [***]-FTE threshold is used, and shall pay or reimburse NPLH at the Reimbursement Rate following a written invoice in reasonable detail.

6.3Manufacturing Responsibilities.  Everest shall have the right to Manufacture the Compound and Licensed Products inside the Territory, or outside the Territory but solely for Development and Commercialization of the Compound in the Territory under this Agreement, at its sole expense.  Everest may conduct such manufacturing activities itself, through a NPLH CMO, or through another Subcontractor subject to Section 2.9 (Subcontracting).  Upon request from Everest, NPLH will arrange for any NPLH CMO to discuss the Manufacture and supply of the Compound and/or Licensed Products for Everest.  If, at any time, Everest elects to Manufacture the Compound or Licensed Products itself or to use a Subcontractor (including a NPLH CMO), then Everest will use product and manufacturing specifications and impose quality controls and assurances on itself or on such NPLH CMO or such Subcontractor that are at least as stringent as those used required by NPLH of its NPLH CMOs and are reasonably acceptable to NPLH.  Everest may also request that an NPLH CMO Manufacture the Compound and/or Licensed Products required by Everest for preclinical and clinical use in the Territory under this Agreement, Manufactured under product and manufacturing specifications and quality controls and assurances that are at least as stringent as those used required by NPLH with such NPLH CMO.  If Everest, its Affiliates, Sublicensees Manufacture, or use a Subcontractor or CMO (including a NPLH CMO) that Manufactures, a batch of API or drug product that does not meet such specifications, Everest shall promptly notify the JDC, and will provide any relevant materials to the JDC, for discussion at the next JDC meeting.

6.4Manufacturing Reports.  On [***] of each year following Everest’s Manufacturing of the Compound or Licensed Products, Everest shall provide NPLH with a written report summarizing in sufficient detail for NPLH to verify Everest’s compliance with its obligations under this Agreement, the API and drug product manufacturing processes being used by Everest, its Affiliates or Sublicensee, including product and manufacturing specifications, quality controls and assurances, test methods and raw material information.

6.5Quality.  The Parties agree that, following the Effective Date, they shall negotiate and enter into a separate Manufacturing Quality Agreement.

Portions of the exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the

Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

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ARTICLE 7
COMMERCIALIZATION

7.1General.  Subject to the terms and conditions of this Agreement and the Commercialization Plan, Everest shall be responsible for all aspects of the Commercialization of the Licensed Products in the Licensed Field in the Territory, including: (a) developing and executing a commercial launch and pre-launch plan, (b) negotiating with applicable Government Authorities regarding the price and reimbursement status of the Licensed Products and obtaining and maintaining Pricing Approvals; (c) marketing, medical affairs, and promotion; (d) booking sales and distribution and performance of related services; (e) subject to the provisions of Section 5.5 (Recalls, Suspensions or Withdrawals) handling all aspects of order processing, invoicing and collection, inventory and receivables; (f) providing customer support, including handling medical queries, and performing other related functions; and (g) conforming its practices and procedures to Applicable Laws relating to the marketing, detailing and promotion of Licensed Products in the Licensed Field in the Territory.  As between the Parties, Everest shall be solely responsible for the costs and expenses of Commercialization of the Licensed Products in the Licensed Field in the Territory.

7.2Commercialization Plan.  Everest shall conduct all Commercialization of Compounds and Licensed Products in the Licensed Field in the Territory in accordance with a comprehensive commercialization plan (as amended from time to time in accordance with this Agreement, the “Commercialization Plan”), the initial version of which Everest will prepare and provide to the JDC no later than [***] prior to the anticipated First Commercial Sale of Licensed Product in the Licensed Field in the Territory and which initial Commercialization Plan shall be subject to the review (but not approval) of the Parties through the JDC.  From time to time, but at least once every Calendar Year, Everest will update the Commercialization Plan and submit such updated plan to the JDC for review and discussion.  If any updated Commercialization Plan omits details that a NPLH representative reasonably believes is necessary for (i) the proper functioning of the JDC or (ii) to verify Everest’s compliance with its obligations under this Agreement, then Everest shall take into reasonable consideration such comments and, if necessary, further update such Commercialize Plan.  If the terms of the Commercialization Plan contradict, or create inconsistencies or ambiguities with, the terms of this Agreement, then the terms of this Agreement shall govern.

7.3Commercial Diligence.  Upon Regulatory Approval of a Licensed Product in a jurisdiction in the Territory, Everest, directly and/or with or through Affiliates or Sublicensees, shall use Commercially Reasonable Efforts to Commercialize such Licensed Product in the Licensed Field in such jurisdiction.

ARTICLE 8
FINANCIAL PROVISIONS

8.1Upfront Payment.  As partial consideration of the rights granted by NPLH to Everest hereunder, within [***] Business Days after the Effective Date, Everest shall pay to NPLH a one-time, non-refundable and non-creditable upfront payment of two million Dollars ($2,000,000).

Portions of the exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the

Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

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8.2Development and Regulatory Milestone Payments.

(a)As additional consideration of the rights granted by NPLH to Everest hereunder, within [***] calendar days after the first achievement of each milestone event below (a “Milestone Event”) by or on behalf of Everest or any of its Affiliates or Sublicensees or by NPLH or any of its Affiliates or sublicensees, the Party achieving such Milestone Event or whose Affiliate or Sublicensee/sublicensee achieved such Milestone Event shall notify the other Party of the achievement of such Milestone Event.  Milestone Events related to a Licensed Product trigger the corresponding milestone payment due to NPLH (a “Milestone Payment”) and NPLH shall invoice Everest for the applicable non-refundable, non-creditable Milestone Payment corresponding to such Milestone Event as shown below, and Everest shall remit payment within [***] Business Days of the receipt of such invoice, as described in Section 8.6 (Currency; Exchange Rate; Payments).

Development and Regulatory Milestone Events for Licensed Products	Milestone Payments (in U.S. Dollars)
i.[***] ii.[***]	$[***]; or $[***]
[***]	$[***]
[***]	$[***]
[***]	$[***]
[***]	$[***]
[***]	$[***]
[***]	$[***]

Portions of the exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the

Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

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[***]	$[***]
[***]	$[***]

(b)For clarity, if Everest does not timely make the written election in respect of the initial Milestone Event, then [***].

8.3Commercial Milestones.

(a)Within [***] calendar days after the end of the first Fiscal Year in which aggregate annual Net Sales for that Fiscal Year for all Licensed Products reach any threshold indicated in the Milestone Events listed below, Everest shall notify NPLH of the achievement of such Milestone Event and NPLH shall invoice Everest for the corresponding non-refundable, non-creditable Milestone Payment set forth below and Everest shall remit payment to NPLH within [***] Business Days of the receipt of such invoice, as described in Section 8.6 (Currency; Exchange Rate; Payments).

Annual Net Sales Milestone Events	Milestone Payments (in U.S. Dollars)
First Fiscal Year in which aggregate annual Net Sales of Licensed Products in the Territory equal or exceed [***] U.S. dollars ($[***])	$[***]
First Fiscal Year in which aggregate annual Net Sales of Licensed Products in the Territory equal or exceed [***] U.S. dollars ($[***])	$[***]
First Fiscal Year in which aggregate annual Net Sales of Licensed Products in the Territory equal or exceed [***] U.S. dollars ($[***])	$[***]

(b)For the purposes of determining whether a Net Sales Milestone Event has been achieved, Net Sales of all Licensed Products in the Territory shall be aggregated.  For clarity, the annual Net Sales Milestone Payments set forth in this Section 8.3 (Commercial Milestones) shall be payable only once for all Licensed Products, upon the first achievement of the applicable Milestone Event.

(c)If a Milestone Event in Section 8.3 (Commercial Milestones) is achieved and payment with respect to any previous Milestone Event has not been made, then such

Portions of the exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the

Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

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previous Milestone Event shall be deemed achieved and Everest shall notify NPLH within [***] calendar days of such achievement. NPLH shall then invoice Everest for such unpaid previous Milestone Event(s) and Everest shall pay NPLH such unpaid previous milestone payment(s) within [***] Business Days of receipt of such invoice.

(d)Licensee shall provide NPLH with prompt written notice upon the occurrence of each Milestone Event set forth in Section 8.2 (Development and Regulatory Milestone Payments) and Section 8.3 (Commercial Milestones).  In the event that, notwithstanding the fact that Everest has not given such a notice, NPLH believes any such Milestone Event has occurred, it shall so notify Everest in writing and shall provide to Everest data, documentation or other information that supports its belief.  Any dispute under this Section 8.3(d) (Commercial Milestones - subsection (d)) that relates to whether or not a Milestone Event has occurred shall be referred to the JDC to be resolved in accordance with ARTICLE 3 (Governance) and shall be subject to resolution in accordance with Section 14.10 (Dispute Resolution).  The Milestone Payments made for each Milestone Event shall be non-creditable and non-refundable.

8.4Royalty Payments.

(a)Royalty Rate.  In partial consideration of the rights granted by NPLH to Everest hereunder, Everest, its Affiliates and/or its or their respective Sublicensees, as applicable, shall pay to NPLH, on a jurisdiction-by-jurisdiction and Licensed Product-by-Licensed Product basis, non-refundable, non-creditable royalties based on the aggregate Net Sales of all Licensed Products sold by Everest, its Affiliates and/or its or their respective Sublicensees in the Territory during a Calendar Year at the rates set forth in the table below. The obligation to pay royalties will be imposed only once with respect to the same unit of a Licensed Product.

Calendar Year Net Sales (in Dollars) for all Licensed Products in the Territory	Royalty Rates as a Percentage (%) of Net Sales
Portion of Calendar Year Net Sales up to and including $[***]	[***]%
Portion of Calendar Year Net Sales that exceeds $[***], up to and including $[***]	[***]%
Portion of Calendar Year Net Sales that exceeds $[***]	[***]%

(b)Royalty Term.  Royalties under this Section 8.4 (Royalty Payments) shall be payable on a jurisdiction-by-jurisdiction and Licensed Product-by-Licensed Product basis from the First Commercial Sale of a Licensed Product in a jurisdiction until the latest to occur of: (i) expiration of the last‑to‑expire Licensed Patent that contains a Valid Claim that would, but for

Portions of the exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the

Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

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the licenses granted hereunder, be infringed by the Manufacture, use or sale of such Licensed Product (or the Compound contained in such Licensed Product) in such jurisdiction in the Territory; (ii) expiration of Regulatory Exclusivity for such Licensed Product in such jurisdiction in the Territory; and (iii) [***] years after the First Commercial Sale of the Licensed Product in such jurisdiction in the Territory (the “Royalty Term” for such Licensed Product and country).

(c)Royalty Reports and Payment.  Within (i) [***] calendar days after each of the first [***] Calendar Quarters of each Spero Parent’s fiscal years and (ii) [***] calendar days after the last Calendar Quarter of each of Spero Parent’s fiscal years, in each case commencing with the Calendar Quarter during which the First Commercial Sale of any Licensed Product is made anywhere in the Territory, Everest shall provide NPLH with a report that contains the following information for the applicable Calendar Quarter, on a Licensed Product-by-Licensed Product and jurisdiction-by-jurisdiction basis: (A) Net Sales in the Territory; (B) a calculation of the royalty payment due on Net Sales in the Territory; and (C) the exchange rates used.  Within [***] Business Days following the end of each such Calendar Quarter, Everest will pay NPLH all royalties owed with respect to Net Sales for such Calendar Quarter.  If, during the following Calendar Quarter, Everest discovers that it reported an incorrect amount of Net Sales in the Territory and/or the amounts payment due on such Net Sales in the immediately preceding Calendar Quarter, then Everest may, subject to review by NPLH, adjust and reconcile any such calculation of Net Sales and/or any such underpayment or overpayment of royalty payments due, and shall timely report the same within [***] calendar days after such following Calendar Quarter.

8.5Royalty Adjustments.  Except as otherwise set forth in this Agreement, royalties due hereunder are subject to adjustment as set forth below (such adjustments to be prorated for the Calendar Quarter in which the adjustment becomes applicable):

(a)Royalty Adjustment for Generic Competition.  In the event that in any jurisdiction in the Territory during the Royalty Term for a Licensed Product in a particular mode of administration there is Generic Competition for such Licensed Product in such mode of administration in such jurisdiction in any particular Calendar Quarter, then the royalty rate set forth in Section 8.4(a) (Royalty Rate) with respect to such Licensed Product in such jurisdiction in such Calendar Quarter shall be reduced by [***] percent ([***]%); provided that in no event shall any royalty payment payable to NPLH for any Licensed Product in a jurisdiction in a given Calendar Quarter be reduced as a result of the payment reduction set forth in this subsection (b) of this Section 8.5 (Royalty Adjustments), in the aggregate, to less than [***] percent ([***]%) of the amount otherwise payable to the NPLH with respect to such Licensed Product in such jurisdiction in such Calendar Quarter in accordance with Section 8.4 (Royalty Payments); and

(b)Unit Sales.  Unit sales shall be measured by IQVIA (or, in the absence of such data, an appropriate end user-level database mutually agreed by the Parties).

8.6Currency; Exchange Rate; Payments.  All payments required to be made by Everest under this Agreement shall be made in Dollars and shall be paid directly by Everest and not any of its Affiliates. All payments payable to, or invoiced from or on behalf of, NPLH shall be paid bank wire transfer in immediately available funds to one or more bank accounts of

Portions of the exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the

Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

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NPLH (or behalf of NPLH to a bank account of Spero Parent), as designated in written notice from NPLH.  If any currency conversion shall be required in connection with any payment hereunder, such conversion shall be made by using the exchange rates at the closing on the last Business Day of the Calendar Quarter to which such payment relates as reported in The Wall Street Journal on the following day.

8.7Late Payments.  Any payments or portions thereof due hereunder that are not paid on the date such payments are due under this Agreement shall bear interest at an annual rate equal to [***] percentage points above the prime rate as published by The Wall Street Journal or any successor thereto on the first day of each Calendar Quarter in which such payments are overdue calculated on the number of days such payment is delinquent.

8.8Taxes.

(a)Taxes on Income.  Notwithstanding anything else set forth in this Section 8.8 (Taxes), each Party shall solely bear and pay all Taxes imposed on such Party’s net income or gain (however denominated) arising directly or indirectly from the activities of the Parties under this Agreement.

(b)Tax Payments.  The upfront payment, milestone payments, royalties, Sublicensing Revenue payments and any other payment payable by Everest to NPLH pursuant to this Agreement (each, a “Payment”) shall be paid free and clear of any and all taxes (which, for clarity, shall be the responsibility of Everest), except for any withholding taxes required by Applicable Laws.  Except as provided in this Section 8.8, Everest shall be solely responsible for paying any and all taxes (other than withholding taxes required by Applicable Laws to be deducted from Payments and remitted by Everest) levied on account of, or measured in whole or in part by reference to, any Payments it makes.  Everest shall deduct or withhold from the Payments any taxes that it is required by Applicable Laws to deduct or withhold.  Notwithstanding the foregoing, if NPLH is entitled under any applicable tax treaty to a reduction of rate of, or the elimination of, applicable withholding tax, it may deliver to Everest or the appropriate governmental authority (with the assistance of Everest to the extent that this is reasonably required and is requested in writing) the prescribed forms necessary to reduce the applicable rate of withholding or to relieve Everest of its obligation to withhold such tax and Everest shall apply the reduced rate of withholding or dispense with withholding, as the case may be; provided that NPLH has received evidence of  Everest's delivery of all applicable forms (and, if necessary, its receipt of appropriate governmental authorization) at least [***] Business Days prior to the time that the such Payment is due.  If, in accordance with the foregoing, Everest withholds any amount, it shall pay to NPLH the balance when due, make timely payment to the proper taxing authority of the withheld amount and send to NPLH proof of such payment to such taxing authority within [***] Business Days following such payment.

(c)Transfer Tax.  Subject to Sections 8.8(a) (Taxes on Income) and 8.8(b) (Tax Payments) above, Everest and NPLH shall each bear and pay [***] percent ([***]%) of any transfer, stamp, value added, sales, use, or similar Taxes or obligations  imposed on amounts payable by Everest to NPLH (“Transfer Tax”) in connection with this Agreement. All Payments are exclusive of Transfer Taxes.  If any Transfer Tax is chargeable in respect of any

Portions of the exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the

Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

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Payments, Everest shall pay [***] percent ([***]%) of such Transfer Tax at the applicable rate in respect of any such Payments following the receipt of a Transfer Tax invoice in the appropriate form issued by NPLH in respect of those Payments, such Transfer Taxes to be payable on the later of the due date of the payment of the Payments to which such Transfer Tax relates and [***] Business Days after the receipt by Everest of the applicable invoice relating to that Transfer Tax payment.

8.9Financial Records and Audit.  Everest shall (and shall ensure that its Affiliates and Sublicensees will) maintain complete and accurate books and records pertaining to the Commercialization of Licensed Products hereunder, including books and records of invoiced sales and Net Sales of Licensed Products, in sufficient detail to calculate and verify all amounts payable hereunder and in sufficient detail to permit NPLH to confirm the accuracy of any royalty payments, Sublicensing Revenue and other amounts paid or payable under this Agreement and to verify the achievement of Milestone Events under this Agreement.  Everest shall and shall cause its Affiliates and its and their Sublicensees to, retain such books and records until the later of (a) [***] years after the end of the period to which such books and records pertain; (b) the expiration of the applicable tax statute of limitations (or any extensions thereof); and (c) for such period as may be required by Applicable Laws.  Upon at least [***] Business Days’ prior notice, such records shall be open for examination, during regular business hours, for a period of [***] Calendar Years from the end of the Calendar Year to which such records pertain, and not more often than once each Fiscal Year, by an independent certified public accountant selected by NPLH and reasonably acceptable to Everest, for the sole purpose of verifying for NPLH the accuracy of the financial reports furnished by Everest under this Agreement or of any payments made, or required to be made, by Everest to NPLH pursuant to this Agreement.  The independent public accountant shall disclose to NPLH only (x) the accuracy of Net Sales reported and the basis for royalty, Sublicensing Revenue, Milestone Payments and any other payments made to NPLH under this Agreement and (y) the difference, if any, by which such reported and paid amounts vary from amounts determined as a result of the Audit and the details concerning such difference.  Except as required by Applicable Laws, no other information shall be provided to NPLH. No record may be audited more than once. NPLH shall bear the full cost of such audit unless such audit reveals an underpayment by Everest of more than [***] percent ([***]%) of the amount actually due for any Calendar Year being audited, in which case Everest shall reimburse NPLH for the reasonable costs and expenses for such audit.  Unless disputed pursuant to Section 8.10 (Audit Dispute), Everest shall pay to NPLH any underpayment discovered by such audit within [***] Business Days after the accountant’s report, plus interest (as set forth in Section 8.7 (Late Payments)) from the original due date.  If the audit reveals an overpayment by Everest, then Everest may take a credit for such overpayment against any future payments due to NPLH.

8.10Audit Dispute.  If Everest disputes the results of any audit conducted pursuant to Section 8.9 (Financial Records and Audit), the Parties shall work in good faith to resolve the disagreement.  If the Parties are unable to reach a mutually acceptable resolution of any such dispute within [***] Business Days, the dispute shall be submitted for resolution to a certified public accounting firm jointly selected by each Party’s certified public accountants or to such other Person as the Parties shall mutually agree (the “Auditor”).  The decision of the Auditor shall be final and the costs of such procedure as well as the initial audit shall be borne between

Portions of the exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the

Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

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the Parties in such manner as the Auditor shall determine.  If the Auditor determines that there has been an underpayment by Everest, Everest shall pay to NPLH the underpayment within [***] Business Days after the Auditor’s decision, plus interest (as set forth in Section 8.7 (Late Payments)) from the original due date.  If the Auditor determines that there has been an overpayment by Everest, then Everest may take a credit for such overpayment against any future payments due to NPLH.

ARTICLE 9
INTELLECTUAL PROPERTY RIGHTS

9.1Ownership of Intellectual Property

(a)Ownership of Technology.  As between the Parties:

(1)NPLH shall solely own on a worldwide basis all right, title and interest in and to any and all NPLH Sole Inventions, whether or not patented or patentable, and any and all NPLH Sole Invention Patents; and

(2)Everest shall solely own on a worldwide basis all right, title and interest in and to any and all Everest Sole Inventions, whether or not patented or patentable, and any and all Everest Sole Invention Patents.

For clarity, each Party shall own on a worldwide basis and retain all right, title and interest in and to any and all Know-How, Inventions, Patents and other intellectual property rights that are owned or otherwise Controlled (other than pursuant to the license grants set forth in Section 2.1 (Licenses to Everest) and 2.2 (License to NPLH)) by such Party or its Affiliates or its or their (sub)licensees (or Sublicensees) (as applicable) outside of this Agreement.

(b)Ownership of Joint Patents and Joint Inventions.  As between the Parties:

(1)Each of NPLH and Everest shall own an equal, undivided interest in any and all Joint Inventions and Joint Invention Patents; and

(2)Each of NPLH and Everest shall promptly disclose to the other in writing, and shall cause its Affiliates and its and their respective Sublicensees to so disclose, the development, making, conception or reduction to practice of any Joint Inventions.  Subject to the licenses granted under Section 2.1 (License to Everest) and Section 2.2 (License to NPLH), each of NPLH and Everest shall have the right to Exploit the Joint Inventions and Joint Invention Patents.

(c)United States Law.  The determination of whether Inventions, Know-How and other intellectual property rights are conceived, discovered, developed or otherwise made by a Party for the purpose of allocating proprietary rights (including Patent, copyright or other intellectual property rights) therein, shall, for purposes of this Agreement, be made in accordance with Applicable Laws in the United States as such law exists as of the Effective Date irrespective of where or when such conception, discovery, development or making occurs;

Portions of the exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the

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pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

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provided that if the application of such United States Applicable Laws prevents or materially impairs the proper prosecution or maintenance of Patent Rights in any jurisdiction in the Territory, then the Parties shall mutually agree to the application of an appropriate Applicable Laws in order to best advance and maintain the prosecution and maintenance of such Patents in such jurisdiction in the Territory.  Each of NPLH and Everest shall, and does hereby, assign, and shall cause its Affiliates and its and their (sub)licensees and Sublicensees to so assign, to the other Party, without additional compensation, such right, title and interest in and to any Inventions, Know-How, Patents and other intellectual property rights with respect thereto, as is necessary to fully effect, as applicable, the sole or joint ownership as provided for in Section 9.1(a) (Ownership of Technology) or 9.1(b) (Ownership of Joint Patents and Joint Inventions).

(d)Assignment Obligation.  Each Party shall cause all Persons who perform Development activities, Manufacturing activities or regulatory activities for such Party under this Agreement or who conceive, discover, develop or otherwise make any Inventions, Know-How or other intellectual property rights by or on behalf of either Party or its Affiliates or its or their (sub)licensees (or Sublicensees) under or in connection with this Agreement to be under an obligation to assign to such Party their rights in any Inventions, Know-How, Patents and other intellectual property, except where Applicable Laws requires otherwise and except in the case of governmental, not-for-profit and public institutions that have standard policies against such an assignment (in which case, a suitable license or right to obtain such a license, shall be obtained).

(e)Ownership of Product Trademarks.  Subject to Section 11.3 (Effect of Termination) and Section 5.3(d) (Discontinuation), as between the Parties, (i) Everest shall own all right, title and interest in and to the Product Trademarks in the Territory, (ii) Everest shall have the right to market the Licensed Products in the Licensed Field in the Territory under the Product Trademarks and all goodwill associated therewith will inure to the benefit of Everest and (iii) NPLH may not use the Product Trademarks without obtaining a proper trademark license from Everest (except to the extent necessary to perform its obligations under this Agreement).

(f)Ownership of Corporate Names.  As between the Parties, NPLH and/or Spero Parent shall retain all right, title and interest in and to its Corporate Names.

(g)Ownership of Development Data.  Subject to ARTICLE 2 (Licenses), Section 5.3(d) (Discontinuation) and Section 11.3 (Effect of Termination), Everest shall own Everest Development Data and NPLH shall own NPLH Development Data.

9.2Patent Prosecution and Maintenance.

(a)NPLH shall have the first right, but not the obligation, to control the preparation, filing, prosecution (including any interferences, reissue proceedings and reexaminations) and maintenance of all Licensed Patents, Joint Patents and Everest Patents, both in and outside the Territory, by counsel of its own choice, except that such counsel in the Territory shall be reasonably acceptable to Everest (such acceptance not to be unreasonably withheld, delayed or conditioned).  NPLH shall consult with Everest and keep Everest reasonably informed of the status of such Patents in the Territory and shall promptly provide Everest with all material correspondence received from any patent authority in the Territory in

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Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

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connection therewith.  In addition, NPLH shall promptly provide Everest with drafts of all proposed material filings and correspondence to any patent authority in the Territory with respect to such Patents for Everest’s review and comment prior to the submission of such proposed filings and correspondence.  NPLH shall confer with Everest and consider in good faith Everest’s comments prior to submitting such filings and correspondence, provided that Everest provides such comments within [***] Business Days (or a shorter period reasonably designated by NPLH if [***] Business Days is not practicable given the filing deadline) of receiving the draft filings and correspondence from NPLH.  The costs and expenses of such preparation, filing, prosecution and maintenance of the Licensed Patents, Joint Patents and Everest Patents shall be shared by NPLH and Everest such that NPLH shall be responsible for the costs and expenses of such preparation, filing, prosecution and maintenance of the Licensed Patents, Joint Patents and Everest Patents outside the Territory and Everest shall be responsible for the costs and expenses of such preparation, filing, prosecution and maintenance of the Licensed Patents, Joint Patents and Everest Patents in the Territory. For the avoidance of doubt, NPLH shall be responsible for all costs incurred prior to the Effective Date with respect to the prosecution and maintenance of any Licensed Patents. If Everest reasonably determines that a Licensed Patent added after the Effective Date (other than Patent Rights added by an In-License Agreement that Everest has accepted pursuant to Section 2.4(b)(1) (In-License Agreements)) or Joint Patent that Everest subsequently determines is of low value to Everest, then Everest has the right upon at least [***] days’ prior notice to remove such Licensed Patent or Joint Patent from the Licensed Technology hereunder, in which case, following delivery of such notice to NPLH, (1) the license of Licensed Technology to Everest under Section 2.1 (License to Everest) as to such Licensed Patent or Joint Patent shall be terminated; (2) Everest shall no longer be obligated to pay for any costs and expenses of preparation, filing, prosecution and maintenance of such Licensed Patent or Joint Patent, as the case may be; and (3) if requested by NPLH, Everest shall assign, and shall cause its Affiliates and its and their (sub)licensees and Sublicensees to so assign, to NPLH, without additional compensation, Everest’s right, title and interest in and to the relevant Joint Patent.

(b)Subject to the provisions of Section 5.3(d) (Discontinuation), in the event that NPLH desires to abandon or cease prosecution or maintenance of any Licensed Patent, Joint Patent or Everest Patent in the Territory (or any jurisdiction therein), NPLH shall provide reasonable prior written notice to Everest of such intention to abandon (which notice shall, to the extent possible, be given no later than [***] Business Days prior to the next deadline for any action that must be taken with respect to any such Patent in the relevant patent office in the Territory or such jurisdiction).  In such case, upon Everest’s written election provided no later than [***] Business Days after such notice from NPLH, Everest shall have the right to assume prosecution and maintenance of such Licensed Patent, Joint Patent or Everest Patent at Everest’s sole cost and expense.  If Everest does not provide such election within [***] Business Days after such notice from NPLH, NPLH may, in its sole discretion, continue prosecution and maintenance of such Patent in the Territory (or the relevant jurisdiction), at Everest’s costs and expense, or discontinue prosecution and maintenance of such Patent in the Territory (or the relevant jurisdiction).

9.3Cooperation of the Parties.  Each Party agrees to cooperate fully in the preparation, filing, prosecution and maintenance of Patents under Section 9.2 (Patent Prosecution and Maintenance), at its own cost. Such cooperation includes: (a) executing all papers and

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pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

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instruments, or requiring its employees or contractors, to execute such papers and instruments, so as enable the applicable Party to apply for and to prosecute patent applications in any country as permitted by Section 9.2 (Patent Prosecution and Maintenance); and (b) promptly informing the other Party of any matters coming to such Party’s attention that may affect the preparation, filing, prosecution or maintenance of any such patent applications.

9.4Infringement by Third Parties.

(a)Notice.  In the event that either NPLH or Everest becomes aware of any infringement or threatened infringement by a Third Party of any Licensed Patent or Joint Patent in and/or outside the Territory, which infringing activity involves the using, making, importing, offering for sale or selling of a Licensed Product (regardless of whether or not Everest and/or NPLH is currently Developing using, making, importing, offering for sale, selling, or otherwise Commercializing the same Licensed Product), or the submission to a Party or a Regulatory Authority in and/or outside the Territory of an application for a product referencing a Licensed Product, or any declaratory judgment or equivalent action challenging any Licensed Patent or Joint Patent in and/or inside the Territory in connection with any such infringement (each, a “Product Infringement”), it will promptly notify the other Party in writing to that effect.  Any such notice shall include evidence to support an allegation of infringement or threatened infringement, or declaratory judgment or equivalent action, by such Third Party.

(b)Enforcement of Licensed Patents and Joint Patents

(1)If such Product Infringement is occurring solely in the Territory and not outside the Territory, Everest shall have the first right, as between NPLH and Everest, but not the obligation, to bring an appropriate suit or take other action against any Person or entity engaged in, or to defend against, a Product Infringement in the Territory of any Licensed Patent or Joint Patent, at its own expense and by counsel of its own choice.  NPLH shall have the right, at its own expense, to be represented in any such action by counsel of its own choice, and Everest and its counsel will reasonably cooperate with NPLH and its counsel in strategizing, preparing and prosecuting any such action or proceeding.  If Everest fails to bring an action or proceeding with respect to such Product Infringement in the Territory of any Licensed Patent or Joint Patent within (A) [***] Business Days following the notice of alleged infringement or declaratory judgment or (B) [***] Business Days before the time limit, if any, set forth in the Applicable Laws for the filing of such actions, whichever comes first, NPLH shall have the right, but not the obligation, to bring and control any such action at its own expense and by counsel of its own choice, and Everest shall have the right, at its own expense, to be represented in any such action by counsel of its own choice.  Except as otherwise agreed by the Parties as part of a cost-sharing arrangement, any recovery or damages realized as a result of such action or proceeding with respect to Product Infringement of any Licensed Patent or Joint Patent, or settlement of the same, shall be used (A) first, to reimburse the Parties’ documented out-of-pocket legal expenses relating to the action or proceeding; and (B) any remainder after such reimbursement is made shall be shared by Everest and NPLH, in proportion to (1) Everest’s loss of sales or profits with respect to a Licensed Product in the Licensed Field in the Territory and (2) NPLH’s lost Milestone Payments and royalty payments that would otherwise be payable to NPLH in the absence of such Product Infringement in the Territory, provided, that to the extent that any award

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pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

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or settlement (whether by judgment or otherwise) with respect to any Licensed Patent or Joint Patent is attributable to loss of sales or profits with respect to a Licensed Product in the Licensed Field in the Territory, any amounts (except punitive damages) that may be recovered or realized by Everest shall be considered Net Sales and subject to the royalty obligations under Section 8.4 (Royalty Payments) and the commercial Milestone Payment obligations under Section 8.3 (Commercial Milestones).

(2)If such Product Infringement is occurring both in and outside the Territory, NPLH shall have the first right, as between NPLH and Everest, but not the obligation, to bring an appropriate suit or take other action against any Person or entity engaged in, or to defend against, such Product Infringement (including in the Territory) of any Licensed Patent or Joint Patent, at its own expense and by counsel of its own choice.  Everest shall have the right, at its own expense, to be represented in any such action solely in the Territory by counsel of its own choice, and Everest and its counsel will reasonably cooperate with NPLH and its counsel in strategizing, preparing and prosecuting any such action or proceeding.  If NPLH fails to bring an action or proceeding in the Territory with respect to such Product Infringement of any Licensed Patent or Joint Patent within (A) [***] Business Days following the notice of alleged infringement or declaratory judgment or (B) [***] Business Days before the time limit, if any, set forth in the Applicable Laws for the filing of such actions, whichever comes first, Everest shall have the right, but not the obligation, to bring and control any such action in the Territory at its own expense and by counsel of its own choice, and NPLH shall have the right, at its own expense, to be represented in any such action by counsel of its own choice.  Except as otherwise agreed by the Parties as part of a cost-sharing arrangement, any recovery or damages realized as a result of such action or proceeding with respect to Product Infringement of any Licensed Patent or Joint Patent, or settlement of the same, shall be used (A) first, to reimburse the Parties’ documented out-of-pocket legal expenses relating to the action or proceeding; and (B) any remainder after such reimbursement is made shall be shared by Everest and NPLH, in proportion to (1) Everest’s loss of sales or profits with respect to a Licensed Product in the Licensed Field in the Territory and (2) NPLH’s loss of sales or profits with respect to a Licensed Product in the Licensed Field outside the Territory; provided, that to the extent that any award or settlement (whether by judgment or otherwise) is allocated to Everest, any such amounts (except punitive damages) so allocated to Everest shall be considered Net Sales and subject to the royalty obligations under Section 8.4 (Royalty Payments) and the commercial Milestone Payment obligations under Section 8.3 (Commercial Milestones).

(c)Cooperation.  In the event a Party brings an action in accordance with this Section 9.4 (Infringement by Third Parties), the other Party shall cooperate fully, including, if required to bring such action, the furnishing of a power of attorney or being named as a party to such action.

(d)Other Infringement.  NPLH shall have the sole right, but not the obligation, to bring and control, at its own cost and expense, any legal action in connection with any Product Infringement of any Licensed Patent or Joint Patent outside the Territory and any legal action in connection with any infringement of any Joint Patent outside the Territory that is not a Product Infringement.  Everest shall have the sole right, but not the obligation, to bring and control, at its own cost and expense, any legal action in connection with any infringement of any

Portions of the exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the

Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

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Joint Patent in the Territory that is not a Product Infringement.  Any recovery or damages realized as a result of such action or proceeding with respect to Product Infringement of any Licensed Patent or Joint Patent shall be used (A) first, but only if a Joint Patent was the subject of such legal action, to reimburse the Parties’ documented out-of-pocket legal expenses relating to such action or proceeding; and (B) any remainder after such reimbursement, if applicable, shall be retained by the Party initiating such action or proceeding.

9.5Infringement Claims by Third Parties.  If the Exploitation of a Licensed Product in the Licensed Field in the Territory pursuant to this Agreement results in, or is reasonably expected to result in, any claim, suit or proceeding by a Third Party against Everest or any of its Affiliates or Sublicensees alleging infringement by Everest or any of its Affiliates or its or their Sublicensees, distributors or customers (a “Third Party Infringement Claim”), including any defense or counterclaim in connection with a Product Infringement action initiated pursuant to Section 9.4(b) (Enforcement of Licensed Patents and Joint Patents), the Party first becoming aware of such alleged infringement shall promptly notify the other Party thereof in writing.  As between the Parties, subject to ARTICLE 13 (Indemnification; Liability):  (a) Everest shall be responsible for defending any such claim, suit or proceeding at its sole cost and expense, using counsel of Everest’s choice; (b) NPLH may participate in any such claim, suit or proceeding with counsel of its choice at its sole cost and expense; provided that Everest shall retain the right to control such claim, suit or proceeding; (c) NPLH shall, and shall cause its Affiliates to, assist and co-operate with Everest, as Everest may reasonably request from time to time, in connection with its activities set forth in this Section 9.5 (Infringement Claims by Third Parties), including where necessary, furnishing a power of attorney solely for such purpose or joining in, or being named as a necessary party to, such action, providing access to relevant documents and other evidence and making its employees available at reasonable business hours; provided that Everest shall reimburse NPLH for its reasonable and verifiable out-of-pocket costs and expenses incurred in connection therewith; (d) Everest shall keep NPLH reasonably informed of all material developments in connection with any such claim, suit or proceeding; (e) Everest agrees to provide NPLH with copies of all material pleadings filed in such action and to allow NPLH reasonable opportunity to participate in the defense of the Claims; and (f) any damages, or awards, including royalties, incurred or awarded in connection with any Third Party Infringement Claim defended under this Section 9.5 (Infringement Claims by Third Parties) shall be borne by Everest subject to ARTICLE 13 (Indemnification; Liability).

9.6Invalidity or Unenforceability Defenses or Actions.  Each Party shall promptly notify the other Party in writing of any alleged or threatened assertion of invalidity or unenforceability of any of the Licensed Patents, Joint Patents or Everest Patents worldwide, by a Third Party and of which such Party becomes aware.  As between the Parties:  (a) NPLH and Everest shall coordinate with each other to defend and control the defense of the validity and enforceability of any Joint Patents that claim the composition of matter of the Licensed Compound and Licensed Products in the Territory and share the cost and expense thereof; (b) NPLH shall have the first right, but not the obligation, to defend and control the defense of the validity and enforceability of any Licensed Patents in the Territory or Joint Patents outside the Territory, at its sole cost and expense, using counsel of NPLH’s choice; and (c) Everest shall have the first right, but not the obligation, to defend and control the defense of the validity and enforceability of the Everest Patents worldwide or Joint Patents in the Territory at its sole cost

Portions of the exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the

Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

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and expense, using counsel of Everest’s choice. Notwithstanding anything to the contrary above, Everest shall have the first right, but not the obligation, to defend and control the defense of the validity and enforceability of the Licensed Patents in the Territory at its sole cost and expense, using counsel of Everest’s choice, when such invalidity or unenforceability is raised as a defense or counterclaim in connection with an Infringement action initiated by Everest pursuant to Section 9.4(b) (Enforcement of Licensed Patents and Joint Patents).  For purposes of this Section 9.6 (Invalidity or Unenforceability Defenses or Actions), the Party defending and controlling the defense of the validity and enforceability pursuant to the foregoing sentence with respect to a Patent shall be the “Controlling Party”.  With respect to any such claim, suit or proceeding in the Territory under this Section 9.6 (Invalidity or Unenforceability Defenses or Actions), the non-Controlling Party may participate in such claim, suit or proceeding with counsel of its choice at its sole cost and expense; provided that the Controlling Party shall retain control of the defense in such claim, suit or proceeding. If the Controlling Party elects not to defend the applicable Patents in a suit, then the Controlling Party shall notify the non-Controlling Party of such election at [***] Business Days before the time limit, if any, set forth in Applicable Laws for defending such actions, and the non-Controlling Party may assume control of the defense of any such claim, suit or proceeding at its sole cost and expense. The non-Controlling Party in such an action shall, and shall cause its Affiliates to, assist and co-operate with the Controlling Party, as such Controlling Party may reasonably request from time to time. in connection with its activities set forth in this Section 9.6 (Invalidity or Unenforceability Defenses or Actions), including where necessary, furnishing a power of attorney solely for such purpose or joining in, or being named as a necessary party to, such action, providing access to relevant documents and other evidence and making its employees available at reasonable business hours; provided that the Controlling Party shall reimburse the non-Controlling Party for its reasonable and verifiable out-of-pocket costs and expenses incurred in connection therewith.  In connection with any activities with respect to a defense, claim or counterclaim relating to the Licensed Patents, Everest Patents or Joint Patents licensed under Section 2.1 (License to Everest) or Section 2.2 (License to NPLH), the Controlling Party shall (i) consult with the non-Controlling Party as to the strategy for such activities, (ii) consider in good faith any comments from the non-Controlling Party and (iii) keep the non-Controlling Party reasonably informed of any material steps taken and provide copies of all material documents filed, in connection with such defense, claim or counterclaim.

9.7Consent for Settlement.  Neither Party shall unilaterally enter into any settlement or compromise of any action or proceeding under this ARTICLE 9 (Intellectual Property Rights) that would in any manner alter, diminish, or be in derogation of the other Party’s rights under this Agreement or otherwise without the prior written consent of such other Party, which shall not be unreasonably withheld, conditioned or delayed.

9.8Common Ownership under Joint Research Agreement.  Notwithstanding anything to the contrary in this ARTICLE 9, no Party shall have the right to make an election under 35 U.S.C. 102(c) when exercising its rights under this ARTICLE 9 without the prior written consent of the other Party.  With respect to any such permitted election, the Parties shall co-ordinate their activities with respect to any submissions, filings or other activities in support thereof.  The Parties acknowledge and agree that this Agreement is a “joint research agreement” as defined in 35 U.S.C. 100(h).

Portions of the exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the

Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

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9.9Patent Extensions.   NPLH and Everest shall jointly, following consultation with each other, have decision making authority regarding, and they shall cooperate with each other, in obtaining, patent term restoration, supplemental protection certificates or their equivalents, and patent term extensions with respect to the Licensed Patents, Joint Patents, and Everest Patents in the Territory where applicable.  If mutually agreed, Everest shall file for such extensions at the Parties’ shared cost and expense.  If the Parties cannot agree, the matter will be referred to the JDC for decision pursuant to Section 3.3 (JDC Decision Making).

9.10Trademarks.  NPLH and Everest shall provide to the other Party prompt written notice of any actual or threatened infringement of the Product Trademarks or Spero Trademarks in the Territory and of any actual or threatened Claim that the use of the Product Trademarks or Spero Trademarks in the Territory violates the rights of any Third Party, in each case, of which such Party becomes aware.  Everest shall own and be responsible, at its expense, for all Product Trademarks, trade names, branding or logos related to the Compound or Licensed Products in the Licensed Field in the Territory.  Everest shall have the sole right to take such action as Everest deems necessary against a Third Party based on any alleged, threatened or actual infringement, dilution, misappropriation or other violation of or unfair trade practices or any other like offense relating to, the Product Trademarks by a Third Party in the Territory at its sole cost and expense and using counsel of its own choice and Everest shall retain any damages or other amounts collected in connection therewith.

9.11Spero Trademarks.  If Everest is lawfully required by any Regulatory Authority to use any of the Spero Trademarks or any other Trademark used by NPLH to market, promote, distribute and/or sell any Licensed Product in the Licensed Field outside the Territory for the purpose of Commercialization of the relevant Licensed Product in a jurisdiction in the Territory, Everest shall promptly notify NPLH, and NPLH or Spero Parent, as the case may be, shall immediately grant Everest a non-exclusive, fully-paid, royalty-free and sublicensable license to use such Spero Trademark or such other Trademark solely in connection with the Commercialization of the relevant Licensed Product in the Licensed Field in such jurisdiction in the Territory; provided that any such license shall automatically terminate on the early to occur of (i) the expiration or termination of this Agreement; (ii) the abandonment by Everest of such Licensed Product in such jurisdiction; and (iii) the abandonment by Everest of such Licensed Product in the Territory.   Except as provided for in the previous clause, if Everest wishes to obtain a license under Spero Trademarks to use such Spero Trademarks with respect to the Commercialization of the Licensed Products in the Licensed Field in the Territory, Everest shall notify Spero thereof and the Parties shall negotiate a license with respect thereto, with license terms consistent with this Agreement.

ARTICLE 10
CONFIDENTIALITY; PUBLICATION

10.1Duty of Confidence. Subject to the other provisions of this ARTICLE 10 (Confidentiality; Publication):

(a)all Confidential Information disclosed by a Party (the “Disclosing Party”) or its Affiliates under this Agreement will be maintained in confidence and otherwise

Portions of the exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the

Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

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safeguarded by the recipient Party (the “Receiving Party”) and its Affiliates using at least the same standard of care as the Receiving Party uses to protect its own proprietary or Confidential Information (but in no event less than reasonable care);

(b)the Receiving Party, its Affiliates and Representatives may only use any such Confidential Information for the purposes of performing its obligations or exercising its rights under this Agreement; and

(c)the Receiving Party may disclose Confidential Information of the Disclosing Party only to: (i) the Receiving Party’s Affiliates; and (ii) employees, directors, agents, contractors, Subcontractors, consultants and advisers of the Receiving Party and its Affiliates and, in the case of Everest as the Receiving Party, its Sublicensees, in each case to the extent reasonably necessary for the purposes of, and for those matters undertaken pursuant to, this Agreement (collectively, the “Representatives”); provided, that such Representatives are bound to maintain the confidentiality, and not to make any unauthorized use, of the Confidential Information in a manner consistent with this ARTICLE 10 (Confidentiality; Publication).

10.2Exceptions.  The foregoing obligations as to particular Confidential Information of a Disclosing Party shall not apply to the extent that the Receiving Party can demonstrate by competent evidence that such Confidential Information:

(a)is known by the Receiving Party at the time of its receipt, and not through a prior disclosure by the Disclosing Party, as demonstrated by documentation or other competent proof of the Receiving Party, but excluding Joint Inventions or the terms of this Agreement;

(b)is in the public domain by use and/or publication before its receipt from the Disclosing Party, or thereafter enters the public domain through no fault of, or breach of this Agreement by, the Receiving Party;

(c)is subsequently disclosed to the Receiving Party on a non-confidential basis by a Third Party who, to the Receiving Party’s knowledge after reasonable inquiry, may lawfully do so and is not under an obligation of confidentiality to the Disclosing Party; or

(d)is developed by the Receiving Party independently and without use of or reference to any Confidential Information disclosed to, or materials provided to, it by or on behalf of the Disclosing Party, as shown by contemporaneous written documents of the Receiving Party.

10.3Authorized Disclosures. Notwithstanding the obligations set forth in Section 10.1 (Duty of Confidence), the Receiving Party may disclose Confidential Information of the Disclosing Party and the terms of this Agreement to the extent such disclosure is reasonably necessary for such Disclosing Party to perform its obligations or exercise its rights under this Agreement, in the following instances:

(a)filing or prosecuting of Patents as permitted by this Agreement;

Portions of the exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the

Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

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(b)enforcing the Receiving Party’s rights under this Agreement or performing the Receiving Party’s obligations under this Agreement;

(c)in Regulatory Filings for Licensed Products that such Party has the right to file under this Agreement;

(d)prosecuting or defending litigation as permitted by this Agreement;

(e)to the Receiving Party’s Representatives and actual or potential Sublicensees (in the case of Everest), in each case, who have a need to know such Confidential Information in order for the Receiving Party to exercise its rights or fulfill its obligations under this Agreement; provided, in each case, that any such Person agrees to be bound by terms of confidentiality and non-use (or, in the case of the Receiving Party’s attorneys and independent accountants, such Person is obligated by applicable professional or ethical obligations) at least as restrictive as those set forth in this ARTICLE 10 (Confidentiality; Publication);

(f)to actual or potential investors, investment bankers, lenders, other financing sources or acquirers (and attorneys and independent accountants thereof) in connection with potential investment, acquisition, collaboration, merger, public offering, due diligence or similar investigations by such Third Parties or in confidential financing documents; provided, in each case, that any such Third Party agrees to be bound by terms of confidentiality and non-use (or, in the case of the Receiving Party’s attorneys and independent accountants, such Third Party is obligated by applicable professional or ethical obligations) that are no less stringent than those contained in this Agreement (except to the extent that a shorter confidentiality period is customary in the industry); and

(g)such disclosure is required by court order, judicial or administrative process or Applicable Laws; provided that in such event the Receiving Party shall promptly inform the Disclosing Party of such required disclosure and provide the Disclosing Party an opportunity to challenge or limit the disclosure obligations.  Confidential Information that is disclosed as required by court order, judicial or administrative process or Applicable Laws shall remain otherwise subject to the confidentiality and non-use provisions of this ARTICLE 10 (Confidentiality; Publication), and the Receiving Party shall take all steps reasonably necessary, including seeking of confidential treatment or a protective order, to ensure the continued confidential treatment of such Confidential Information.

10.4Publication.  Prior to publishing or presenting the results of any studies carried out under this Agreement, Everest shall submit the draft of the publication or presentation to NPLH no later than [***] Business Days prior to the planned submission for publication or presentation for NPLH’s comment.  Everest shall: (a) consider in good faith any comments thereto provided by NPLH within such [***] day period; and (b) remove any Confidential Information of NPLH if requested by NPLH.  NPLH shall be deemed to have consented to such publication or presentation if it has not sent any response to Everest’s request within [***] Business Days of receipt of the request by Everest by written notice to NPLH delivered pursuant to Section 14.9.  NPLH may reasonably request a reasonable delay in publication or presentation in order to protect patentable information.  If NPLH reasonably requests a delay, then Everest

Portions of the exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the

Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

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shall, and shall ensure that its Affiliate(s) or the Sublicensee(s) shall, delay submission or presentation for a period of [***] Business Days (or such shorter period as may be mutually agreed by the Parties) to enable NPLH to file patent applications protecting NPLH’s rights in such information.

10.5Publicity/Use of Names.  The Parties intend to agree upon the content of one (1) or more press releases, the release of which the Parties shall coordinate in order to accomplish such release promptly upon execution of this Agreement.   Other than as set forth in the prior sentence, no other disclosure of the existence, or the terms, of this Agreement may be made by either Party or its Affiliates, and neither Party shall use the name, trademark, trade name or logo of the other Party, its Affiliates or their respective employee(s) in any publicity, promotion, news release or disclosure relating to this Agreement or its subject matter, without the prior express written permission of the other Party, except as may be required by Applicable Laws.  Notwithstanding the above, each Party and its Affiliates may disclose on its website, in news releases, its promotional materials and other disclosures relating to this Agreement that the other Party is a development partner of such Party for the Licensed Products in the Territory and may use the other Party’s name and logo in conjunction with such disclosure.  Notwithstanding the foregoing:

(a)A Party may disclose this Agreement and its terms, and material developments or material information generated under this Agreement, in news releases and securities filings with the U.S. Securities and Exchange Commission (“SEC”) (or equivalent foreign agency) to the extent required by Applicable Laws after complying with the procedure set forth in this Section 10.5 (Publicity/Use of Names).  In such event, the Party seeking to make such disclosure will prepare a draft of such disclosure together with, if applicable, a confidential treatment request to request confidential treatment for this Agreement and proposed redacted version of this Agreement, and the other Party agrees to promptly (and in any event, no less than [***] Business Days after receipt of such request and, if applicable, proposed redactions) give its input in a reasonable manner in order to allow the Party seeking disclosure to file its request within the time lines prescribed by applicable SEC regulations.  The Party seeking such disclosure shall exercise Commercially Reasonable Efforts to obtain confidential treatment of this Agreement from the SEC as represented by the redacted version reviewed by the other Party.

(b)Further, each Party acknowledges that the other Party may be legally required, or may be required by the listing rules of any exchange on which the other Party’s or its Affiliate’s securities are traded or advised by its counsel, to make public disclosures (including in filings with the SEC or other agency) of certain material developments or material information generated under this Agreement and agrees that each Party may make such disclosures as required by law, listing rules or advice; provided that the Party seeking such disclosure shall provide the other Party with a copy of the proposed text of such disclosure sufficiently in advance of the scheduled release to afford such other Party a reasonable opportunity to review and comment thereon.

(c)If either Party desires to issue a press release or make a public announcement concerning the material terms of this Agreement or the Development, Commercialization or Exploitation of the Compounds or a Licensed Product under this

Portions of the exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the

Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

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Agreement, such as the achievement of Regulatory Approvals of the Licensed Product or data from a clinical trial, such Party shall provide the other Party with the proposed text of such announcement for prior review and, except to the extent such press release or public announcement is permitted by subsection (a) or (b) above, approval by such other Party.

(d)The Parties agree that after a public disclosure has been made or a press release or other public announcement has been issued in compliance with subsection (a), (b) or (c) hereof, each Party may make subsequent public disclosures or issue press releases or other public announcements disclosing the same content without having to obtain the other Party’s prior consent and approval.

10.6Reporting of Financial Information.  From and after the Effective Date, to the extent required by the SEC in connection with Everest or an Affiliate of Everest registering securities in a public offering, Spero Parent shall (a) cooperate with Everest or its Affiliates and their respective accountants and auditors by providing copies of books, and records related to the Licensed Products as Everest may reasonably request in connection with the preparation by Everest or its Affiliates of historical and pro forma financial statements related to the Licensed Products as may be required to be included in any filing made by Everest or any of its Affiliates under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, and the regulations promulgated thereunder, including Regulation S-X and (b) without limiting the foregoing, shall provide Everest with such information as is required for Everest or its Affiliates to prepare audited “carve out” financial statements related to the Licensed Products, for the [***] Fiscal Years prior to the Effective Date (or such shorter period as agreed to by Everest) and information requested by Everest and reasonably necessary to prepare any applicable pro forma financial information required to be filed by Everest with the SEC.  Everest may also derive such “carve out” financial statements from Spero Parent’s historical financial statements and accurately present in all material respects the financial position of the Licensed Products in the Licensed Field in the Territory as of the dates thereof.  Everest shall (i) submit to NPLH any proposed filing containing or incorporating by reference any financial statements provided to Everest under this Section 10.6 (Reporting of Financial Information) as far in advance as reasonably practicable (and in no event, unless inconsistent with Applicable Laws, less than [***] Business Days prior to the anticipated date of filing) so as to provide NPLH a reasonable opportunity to comment thereon and (ii) in good faith consider incorporating such comments.  Everest shall reimburse NPLH for all costs and expenses incurred by or on account of NPLH in connection with its compliance with this Section 10.6 (Reporting of Financial Information). All information of NPLH obtained by or on behalf of Everest under this Section 10.6 (Reporting of Financial Information) shall be deemed Confidential Information of NPLH.

10.7Privileged Communications.  In furtherance of this Agreement, it is expected that the Parties may, from time to time, disclose to one another privileged communications with counsel, including opinions, memoranda, letters and other written, electronic and verbal communications.  Such disclosures are made with the understanding that they shall remain confidential in accordance with this ARTICLE 10 (Confidentiality; Publication), that they will not be deemed to waive any applicable attorney-client or attorney work product or other privilege and that they are made in connection with the shared community of legal interests existing between NPLH and Everest, including the community of legal interests in avoiding

Portions of the exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the

Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

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infringement of any valid, enforceable patents of Third Parties and maintaining the validity of the Licensed Patents, Everest Patents and Joint Patents.  In the event of any litigation (or potential litigation) with a Third Party related to this Agreement or the subject matter hereof, the Parties shall, upon either Party's request, enter into a reasonable and customary joint defense or common interest agreement.  In any event, each Party shall consult in a timely manner with the other Party before engaging in any conduct (e.g., producing Information or documents) in connection with litigation or other proceedings that could conceivably implicate privileges maintained by the other Party. Notwithstanding anything contained in this Section 10.7(Privileged Communications), nothing in this Agreement shall prejudice a Party's ability to take discovery of the other Party in disputes between them relating to the Agreement and no information otherwise admissible or discoverable by a Party shall become inadmissible or immune from discovery solely by this Section 10.7 (Privileged Communications).

ARTICLE 11
TERM AND TERMINATION

11.1Term.  Unless earlier terminated as permitted by this Agreement, the initial term of this Agreement (the “Initial Term”) will commence upon the Effective Date and continue in full force and effect, on a jurisdiction-by-jurisdiction and Licensed Product-by-Licensed Product basis, for [***] years, and, unless earlier terminated as permitted by this Agreement, shall automatically renew for successive [***] year terms (each, a “Successive Term”), in each case unless earlier terminated as permitted by the Agreement, until expiration of the last Royalty Term for the final Licensed Product in the Territory (the Initial Term, together with all Successive Terms, being the “Term”).  Following the expiration (but not the earlier termination) of the Royalty Term for a Licensed Product in a jurisdiction in the Territory, the grants in Section 2.1 (Licenses to Everest) shall become exclusive, fully-paid, royalty-free, and irrevocable for such Licensed Product in such jurisdiction.  For clarity, (a) upon the expiration (but not the earlier termination) of the Term, the grants in Section 2.1 (Licenses to Everest) shall become exclusive, fully-paid, royalty-free, and irrevocable in their entirety solely as to the Licensed Products in the Territory at the time of such expiration and (b) upon the expiration (but not the earlier termination) of the Term, the grant in Section 2.2 (License to NPLH) shall become an exclusive, perpetual, fully-paid, royalty-free and irrevocable license to the Everest Technology to Exploit products in the Licensed Field outside the Territory, in each case with the right to grant sublicenses.

11.2Termination.

(a)Automatic Termination for Nonpayment of Upfront Payment.  If Everest fails to pay Spero the upfront payment set forth in Section 8.1 (Upfront Payment) within [***] Business Days after the Effective Date; then, in any such case, this Agreement will automatically and immediately terminate.

(b)Termination by Everest for Convenience.  At any time, Everest may terminate this Agreement, at its sole discretion and for any reason or no reason, by providing written notice of termination to NPLH, which notice includes an effective date of termination at least (i) [***] days after the date of the notice if the notice is given before the Regulatory

Portions of the exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the

Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

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Approval of any Licensed Product; or (ii) [***] days after the date of the notice if the notice is given after the Regulatory Approval of any Licensed Product.

(c)Termination for Cause.  If either NPLH or Everest believes that the other Party is in material breach of its obligations hereunder, then the non-breaching Party may deliver notice of such breach to the other Party.  The allegedly breaching Party shall have (i) [***] days in the case of a payment breach and or (ii) [***] in the case of a non-payment breach, to cure such breach from the receipt of the notice.  If the allegedly breaching Party fails to cure that breach within the applicable period set forth above, then the Party originally delivering the notice of breach may terminate this Agreement on written notice of termination.  Any right to terminate this Agreement under this Section 11.2(c) (Termination for Cause) shall be stayed and the applicable cure period tolled in the event that, during such cure period, the Party alleged to have been in material breach shall have initiated dispute resolution in accordance with Section 14.10 (Dispute Resolution) with respect to the alleged breach, which stay and tolling shall continue until such dispute has been resolved in accordance with Section 14.10 (Dispute Resolution).  If a Party is determined to be in material breach of this Agreement, the other Party may terminate this Agreement if the breaching Party fails to cure the breach within [***] days after the conclusion of the dispute resolution procedure (and such termination shall then be effective upon written notification from the notifying Party to the breaching Party).

(d)Termination for Patent Challenge.  NPLH may terminate this Agreement upon [***] days’ prior written notice to Everest if Everest or its Affiliates or its or their Sublicensees, individually or in association with any other person or entity, directly or indirectly, commences or participates in a Challenge to the validity or enforceability of any Licensed Patents, unless Everest, such Affiliate or Sublicensee dismisses or withdraws such legal action within [***] days of commencing or participation in such Challenge. Everest may terminate this Agreement upon [***] days’ prior written notice to NPLH if NPLH or its Affiliates or its or their Sublicensees, individually or in association with any other person or entity, directly or indirectly, commences or participates in a Challenge to the validity or enforceability of any Everest Patents, unless NPLH, such Affiliate or Sublicensee dismisses or withdraws such legal action within [***] days of commencing or participation in such Challenge.

(e)Termination for Bankruptcy.  This Agreement may be terminated at any time during the Term by either Party upon the other Party’s filing or institution of bankruptcy, reorganization, liquidation or receivership proceedings, or upon an assignment of a substantial portion of the assets for the benefit of creditors by the other Party; provided that in the case of any involuntary bankruptcy proceeding such right to terminate shall only become effective if the Party consents to the involuntary bankruptcy or such proceeding is not dismissed within [***] days after the filing thereof.

11.3Effect of Termination.  Upon termination of this Agreement automatically or by either Party, the following consequences shall apply and shall be effective as of the effective date of such termination:

(a)Everest’s license under Section 2.1 (License to Everest) shall terminate;

Portions of the exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the

Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

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(b)If this Agreement is terminated automatically pursuant to Section 11.2(a) (Automatic Termination for Nonpayment of Upfront Payment), or by NPLH pursuant to Section 11.2(c) (Termination for Cause), 11.2(d) (Termination for Patent Challenge), or 11.2(e) (Termination for Bankruptcy), then Everest hereby grants to NPLH, effective only upon such termination, an exclusive (even as to Everest), royalty-free, fully-paid, perpetual and irrevocable license, with the right to grant sublicenses through multiple tiers, under the Everest Technology, Everest Development Data and Everest Regulatory Documentation, to Develop, make, have made, use, import, offer for sale, sell and otherwise Commercialize or Exploit the Compound and any product containing the Compound anywhere in the world in all fields of use.

(c)If this Agreement is terminated by Everest pursuant to Section 11.2(c) (Termination for Cause), or 11.2(e) (Termination for Bankruptcy), then NPLH may request, within [***] days of such termination, that Everest enter into good faith negotiations for no more than [***] days concerning the terms of an agreement with Everest granting to NPLH an exclusive (even as to Everest) license under the Everest Technology, Everest Development Data and Everest Regulatory Documentation.  If no agreement is reached, then the license to NPLH under Section 2.2 (License to NPLH) shall terminate.  If such agreement is reached, then such license agreement shall include, among other things, the following provisions:

(1)NPLH, its Affiliates and/or its or their respective sublicensees, as applicable, shall pay to Everest, on a jurisdiction-by-jurisdiction and Licensed Product-by-Licensed Product basis, non-refundable, non-creditable royalties based on the aggregate Net Sales of all Licensed Products sold by NPLH, its Affiliates and/or its or their respective sublicensees in the Territory during a Calendar Year at the rates set forth in the table below; provided that (A) [***]; and (B) the obligation to pay royalties will be imposed only once with respect to the same unit of a Qualified Product:

Calendar Year Net Sales (in Dollars) for Qualified Products in the Territory	Royalty Rates as a Percentage (%) of Net Sales
[***]	[***]%
[***]	[***]%

(2)Provisions substantially similar to those contained in Sections 8.5 (Royalty Adjustments) through 8.10 (Audit Dispute) shall also be included in such license agreement.

(d)If this Agreement is terminated by Everest pursuant to Section 11.2(b) (Termination by Everest for Convenience), then NPLH may, within [***] days of termination, request that Everest enter into a license agreement with NPLH, in which case NPLH and Everest shall negotiate in good faith for [***] days (or such longer period as it takes to negotiate, execute and deliver a license agreement), pursuant to which Everest grants to NPLH an exclusive (even as to Everest) license under the Everest Technology, Everest Development Data and Everest

Portions of the exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the

Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

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Regulatory Documentation and in which case such license agreement shall include, among other things, the following provisions:

(1)NPLH, its Affiliates and/or its or their respective sublicensees, as applicable, shall pay to Everest, on a jurisdiction-by-jurisdiction and Licensed Product-by-Licensed Product basis, non-refundable, non-creditable royalties based on the aggregate Net Sales of all Licensed Products sold by NPLH, its Affiliates and/or its or their respective sublicensees in the Territory during a Calendar Year at the rates set forth in the table below; provided that (A) [***]; and (B) the obligation to pay royalties will be imposed only once with respect to the same unit of a Qualified Product:

Calendar Year Net Sales (in Dollars) for Qualified Products in the Territory	Royalty Rates as a Percentage (%) of Net Sales
[***]	[***]%
[***]	[***]%

(2)Provisions substantially similar to those contained in Sections 8.5 (Royalty Adjustments) through 8.10 (Audit Dispute) shall also be included in such license agreement.

(e)NPLH shall be solely responsible for all future worldwide Development, Manufacture and Commercialization of the Compound and Licensed Products in the Licensed Field, at its sole cost and expense.

(f)Everest shall return to NPLH or destroy, at NPLH’s election, all Confidential Information of NPLH, including all copies thereof and all materials, substances and compositions delivered or provided by or on behalf of NPLH to Everest.

(g)Everest shall deliver to NPLH all Regulatory Filings and Regulatory Approvals for the Compound and any Licensed Product, all Everest Development Data and all Everest Know-How, which Regulatory Filings, Regulatory Approvals, Everest Development Data or Everest Know-how shall also be subject to the license grant in the first sentence of Section 11.3(d) (Effect of Termination - subsection (d)) above.

(h)Everest shall disclose to NPLH all Everest Know-How, Everest Development Data and all Joint Inventions to the extent not already known to NPLH, which may be necessary or reasonably useful for NPLH to continue to Develop, Manufacture and Commercialize the Compound and Licensed Products in the Licensed Field.  In addition, Everest shall, at NPLH’s request, provide reasonable technical assistance and transfer all Everest Know-How, Everest Development Data and Joint Inventions necessary to Manufacture the Compound or Licensed Products to NPLH or its designee.

(i)All Confidential Information of Everest relating to the Compound or any Licensed Product, including without limitation all Everest Know-How and Everest Development

Portions of the exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the

Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

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Data, shall become Confidential Information of NPLH, with NPLH considered the Disclosing Party and Everest considered the Receiving Party and Everest may not rely on its or any of its Affiliates’ or any Sublicensee’s possession or development thereof as an exception under ARTICLE 10 (Confidentiality; Publication).

(j)Everest shall, at NPLH’s request and election, use Commercially Reasonable Efforts to facilitate negotiations between NPLH and Everest’s Third Party providers of clinical research, manufacturing and/or distribution services and to assign any contracts with such entities to NPLH.

(k)Everest shall, and shall cause its Affiliates and its and their Sublicensees to, promptly provide a copy to NPLH of all Licensed Product Agreements, and, to the extent requested by NPLH in writing, use reasonable efforts to assign to NPLH any Licensed Product Agreement, unless, with respect to any such Licensed Product Agreement, such Licensed Product Agreement expressly prohibits such assignment, in which case Everest (or such Affiliate or Sublicensee, as applicable) shall cooperate with NPLH in all reasonable respects to secure the consent of the applicable Third Party to such assignment, at Everest’s expense;

(l)Everest shall transfer to NPLH all units of the Compound and the Licensed Products in its possession, provided that NPLH shall reimburse Everest for the Cost of Goods of such units.

(m)Everest shall, and hereby does, effective on such termination, assign to NPLH all of Everest’s and its Affiliates’ right, title and interest in and to any and all Product Trademarks and other trademarks used by Everest and its Affiliates in the Territory in connection with its Development, Manufacture or Commercialization of Licensed Products (excluding any such trademarks that include, in whole or part, any corporate name or logo of Everest or its Affiliates), including all goodwill therein, and Everest shall promptly take such actions and execute such instruments, assignments and documents as may be necessary to effect, evidence, register and record such assignment.

11.4Survival.  Expiration or termination of this Agreement shall not relieve any Party of any obligation accruing prior to such expiration or termination, nor shall expiration or any termination of this Agreement preclude either Party from pursuing all rights and remedies it may have under this Agreement, at law or in equity, with respect to breach of this Agreement.  In addition, the provisions of ARTICLE 1 (Definitions), subclauses (b) through (d) of Section 5.4 (Rights of Reference), Section 8.8 (Taxes), Section 8.9 (Financial Records and Audit), Section 8.10 (Audit Dispute), Section 9.1 (Ownership of Intellectual Property); ARTICLE 10 (Confidentiality; Publicity), Section 11.3 (Effect of Termination), this Section 11.4 (Survival), ARTICLE 13 (Indemnification; Liability), and ARTICLE 14 (General Provisions) hereof shall survive the expiration or termination of this Agreement. In addition, in the event that the this Agreement is terminated by Everest pursuant to Section 11.2(c) (Termination for Cause) and, pursuant to Section 11.3 (Effect of Termination), either NPLH does not timely request that Everest enter into good faith negotiations concerning the terms of an agreement with NPLH granting NPLH a license under the Everest Technology and Everest Development Data, or if no agreement is timely reached, then the provisions of Sections 9.2 through 9.9 of ARTICLE 9

Portions of the exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the

Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

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(Intellectual Property), solely with respect to Joint Inventions, shall also survive the expiration or termination of this Agreement.

11.5Termination Not Sole Remedy.  Termination is not the sole remedy under this Agreement and, whether or not termination is effected and notwithstanding anything contained in this Agreement to the contrary, all other remedies will remain available except as agreed to otherwise herein.

ARTICLE 12
REPRESENTATIONS AND WARRANTIES

12.1Representations and Warranties of Each Party.  Each Party represents and warrants to each other Parties as of the Effective Date that:

(a)it has the full right, power and authority to enter into this Agreement, to perform its obligations hereunder;

(b)this Agreement has been duly executed by it and is legally binding upon it, enforceable in accordance with its terms, and does not conflict with any agreement, instrument or understanding, oral or written, to which it is a party or by which it may be bound, nor violate any material law or regulation of any court, governmental body or administrative or other agency having jurisdiction over it;

(c)this Agreement is a legal, valid and binding obligation of such Party enforceable against it in accordance with its terms and conditions, subject to the effects of bankruptcy, insolvency or other laws of general application affecting the enforcement of creditor rights, judicial principles affecting the availability of specific performance and general principles of equity (whether enforceability is considered a proceeding at law or equity);

(d)it is not under any obligation, contractual or otherwise, to any Person that conflicts with or is inconsistent in any material respect with the terms of this Agreement or that would impede the diligent and complete fulfillment of its obligations hereunder; and

(e)neither it nor any of its Affiliates has been debarred or is subject to debarment and neither it nor any of its Affiliates will use in any capacity, in connection with the services to be performed under this Agreement, any Person who has been debarred pursuant to Section 306 of the FFDCA or who is the subject of a conviction described in such section.

12.2Mutual Covenants.

(a)Employees, Consultants and Contractors.  Each Party covenants that it has obtained or will obtain written agreements from each of its employees, consultants and contractors who perform Development activities pursuant to this Agreement, which agreements will obligate such persons to obligations of confidentiality and non-use and to assign Inventions in a manner consistent with the provisions of this Agreement.

Portions of the exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the

Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

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(b)Debarment.  Each Party represents, warrants and covenants to the other Parties that it is not debarred or disqualified under the FFDCA, as may be amended, or comparable laws in any country or jurisdiction other than the U.S., and it does not, and will not during the Term, employ or use the services of any person who is debarred or disqualified, in connection with activities relating to the Compound or any Licensed Product.  In the event that any Party becomes aware of the debarment or disqualification or threatened debarment or disqualification of any person providing services to such Party, including the Party itself or its Affiliates, that directly or indirectly relate to activities contemplated by this Agreement, such Party shall immediately notify the other Parties in writing and such Party shall cease employing, contracting with, or retaining any such person to perform any such services.

(c)Compliance.  Each Party covenants as follows:

(1)In the performance of its obligations under this Agreement, such Party shall comply and shall cause its and its Affiliates’ employees and contractors to comply with all Applicable Laws, including all export control, anti-corruption and anti-bribery laws and regulations, and shall not cause such other Party’s Indemnitees to be in violation of any Applicable Laws or otherwise cause any reputational harm to such other Party.

(2)Such Party and its and its Affiliates’ employees and contractors shall not, in connection with the performance of their respective obligations under this Agreement, directly or indirectly through Third Parties, pay, promise or offer to pay, or authorize the payment of, any money or give any promise or offer to give, or authorize the giving of anything of value to a Public Official or Entity or other person for purpose of obtaining or retaining business for or with, or directing business to, any person, including, without limitation, either Party (and each Party represents and warrants that as of the Effective Date, such Party, and to its knowledge, its and its Affiliates’ employees and contractors, have not directly or indirectly promised, offered or provided any corrupt payment, gratuity, emolument, bribe, kickback, illicit gift or hospitality or other illegal or unethical benefit to a Public Official or Entity or any other person in connection with the performance of such Party’s obligations under this Agreement, and each Party covenants that it and its Affiliates’ employees and contractors shall not, directly or indirectly, engage in any of the foregoing).

(3)Each Party shall have the right to suspend or terminate this Agreement in its entirety where there is a credible finding, after a reasonable investigation, that the other Party, in connection with performance of such other Party’s obligations under this Agreement, has violated any anti-corruption or anti-bribery laws or regulations.

(4)Each Party shall not, during the Term, assign, transfer, convey or otherwise encumber its right, title and interest in (A) Licensed Technology, in the case of NPLH, in a manner that is inconsistent with the exclusive license granted to Everest under Section 2.1 (Licenses to Everest) or (B) Everest Technology, in the case of Everest, in a manner that is inconsistent with the exclusive license granted to NPLH under Section 2.2  (License to NPLH), in each case without the prior written consent of the other Party (which consent shall not be unreasonably withheld, conditioned or delayed)

Portions of the exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the

Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

CONFIDENTIAL TREATMENT REQUESTED

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(5)Each Party shall not grant any right to any Third Party under the (A) Licensed Technology (in the case of NPLH) that would conflict with the rights granted to Everest hereunder, or (B) Everest Technology (in the case of Everest) that would conflict with the rights granted to NPLH hereunder.

12.3Representations and Warranties by NPLH.  NPLH represents and warrants to Everest as of the Effective Date that:

(a)to NPLH’s knowledge, the patents and patent applications listed on Exhibit A constitute all Licensed Patents existing as of the Effective Date (the “Existing Licensed Patents”);

(b)NPLH has sufficient legal and/or beneficiary title, ownership or license, free and clear from any mortgages, pledges, liens, security interests, conditional and installment sales agreements, encumbrances, charges or claims of any kind, of or to the Licensed Technology to grant the license to Everest as purported to be granted under this Agreement;

(c)NPLH has not previously assigned, transferred, conveyed or otherwise encumbered its right, title and interest in the Licensed Technology in a manner that is inconsistent with the exclusive license granted to Everest under Section 2.1 (Licenses to Everest), other than encumbrances constituting Permitted Liens.

(d)The Licensed Technology is complete, accurate, effective and capable of achieving the Development and Manufacturing of the Compound and the Licensed Products.  The Parties hereby irrevocably agree that the Licensed Technology shall be deemed to be complete, accurate, effective and capable of achieving the Development and Manufacturing of the Compound and the Licensed Products (and the foregoing representation and warranty shall be satisfied) if the Compound or the Licensed Products (as the case may be) is/are capable of being produced in a manner that complies with the specifications contained in (i) the technical documents NPLH provided to Everest for evaluation and (ii) IND(s) submitted to the applicable Regulatory Authority(ies).

(e)NPLH has not received any notice from a Third Party that the Development of the Compound or any Licensed Product conducted by NPLH prior to the Effective Date has infringed any Patents of any Third Party or infringed or misappropriated any other intellectual property of any Third Party. Based on NPLH’s understanding as of the Effective Date of the Compound and the Licensed Products and their intended use as of the Effective Date, the Development, Manufacture, use or sale of any Compound or any Licensed Product pursuant to this Agreement does not, to the knowledge of NPLH, (y) infringe any Patents of any Third Party or (z) infringe or misappropriate any other intellectual property of any Third Party.  No claim or action has been brought or, to NPLH’s knowledge, threatened in writing, by any Governmental Authority or Third Party (i) that any Spero Trademark violates the rights of a Third Party or (ii) currently challenging the enforceability or validity of any Spero Trademark;

Portions of the exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the

Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

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(f)NPLH has not as of the Effective Date granted any right to any Third Party under the Licensed Technology that would conflict with the rights granted to Everest hereunder;

(g)NPLH has no knowledge as of the Effective Date of any Third Party that is infringing or misappropriating any of the Licensed Technology;

(h)no claim or action has been brought or, to NPLH’s knowledge, threatened in writing by any Third Party alleging that the issued patents in the Licensed Patent Rights are invalid or unenforceable, and none of the Existing Patent Rights is the subject of any interference, opposition, cancellation or other protest proceeding;

(i)with respect to any Licensed Patents for which the U.S. federal government retains rights as identified in Section 2.1(b) (Licenses to Everest - subsection (b)), NPLH has complied with all its obligations pursuant to 35 U.S.C. §§ 200-212 and 37 C.F.R. § 401 et seq., and has taken all steps required pursuant to 35 U.S.C. §§ 200-212 and 37 C.F.R. § 401 et seq. to grant the rights under such Licensed Patents to Everest as provided under 2.1 (Licenses to Everest);

(j)to NPLH’s knowledge, as of the Effective Date, there is no Know-How owned or controlled by NPLH that is necessary for the Development of the Compound that is not within the Licensed Know-How; and

(k)to NPLH’s knowledge, (x) all clinical trials conducted by NPLH or its Affiliates prior to the Effective Date have been in compliance in all material respects with all Applicable Laws, and (y) no data or other information generated or otherwise received from such clinical trials conducted up to the Effective Date has, or is reasonably expected to have, any materially negative impact on the Exploitation of any Licensed Product in the Territory.

12.4Representations and Warranties by Everest.  Everest represents and warrants to NPLH as of the Effective Date that:

(a)Everest has not previously assigned, transferred, conveyed or otherwise encumbered its right, title and interest in Everest Technology in a manner that is inconsistent with the exclusive license granted to NPLH under Section 2.2 (License to NPLH);

(b)Everest has not as of the Effective Date, and will not during the Term, grant any right to any Third Party under the Everest Technology that would conflict with the rights granted to NPLH hereunder;

(c)Everest has no knowledge as of the Effective Date of any Third Party that is infringing or misappropriating any of the Everest Technology;

(d)no claim or action has been brought or, to Everest’s knowledge, threatened in writing by any Third Party alleging that the Everest Patents are invalid or unenforceable, and no Everest Patent is the subject of any interference, opposition, cancellation or other protest proceeding;

Portions of the exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the

Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

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(e)to Everest’s knowledge, as of the Effective Date, there is no Know-How necessary for the Development of the Compound or the Licensed Products that is Controlled by any Third Party; and

(f)as of the Effective Date, Everest has the capability to, and reasonably believes it has or will have sufficient access to the financial resources necessary to, perform its obligations under this Agreement, including without limitation, its obligations to (i) use Commercially Reasonable Efforts to Develop, Exploit, Commercialize and obtain Regulatory Approval for the Compounds and each Licensed Product in the Licensed Field in the Territory and (ii) make the required payments to NPLH hereunder.

12.5No Other Warranties.  EXCEPT AS EXPRESSLY SET FORTH IN THIS AGREEMENT, NO PARTY MAKES, AND EACH PARTY EXPRESSLY DISCLAIMS, ANY AND ALL WARRANTIES OF ANY KIND, EXPRESS OR IMPLIED, INCLUDING THE WARRANTIES OF DESIGN, MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE, VALIDITY OF PATENTS, NON-INFRINGEMENT OF THE INTELLECTUAL PROPERTY RIGHTS OF THIRD PARTIES, OR ARISING FROM A COURSE OF DEALING, USAGE OR TRADE PRACTICES.

ARTICLE 13
INDEMNIFICATION; LIABILITY

13.1Indemnification by NPLH.  NPLH shall indemnify, defend and hold Everest, its Affiliates, and their respective officers, directors, agents and employees (“Everest Indemnitees”) harmless from and against any Claims against them to the extent arising or resulting from:

(a)the material breach by NPLH of this Agreement (other than a breach of Section 12.3(d));

(b)the gross negligence or willful misconduct on the part of NPLH or its Affiliates or its or their respective officers, directors, agents or employees in performing its obligations under this Agreement; or

(c)the Exploitation by NPLH or any of its Affiliates or its or their sublicensees or its or their distributors or contractors of the Compound or the Licensed Products outside the Territory;

except, in each case (a), (b) and (c) above, for those Claims for which Everest has an obligation to indemnify NPLH pursuant to Section 13.2 (Indemnification by Everest) hereof or, to the extent such Claims result from the material breach by Everest of any covenant, representation, warranty or other agreement made by Everest in this Agreement or the negligence or willful misconduct of any Everest Indemnitee.  Notwithstanding the above, NPLH will have no obligation to defend or indemnify Everest or its Affiliates for any claim brought by a shareholder or a class of shareholders of Everest or its Affiliates including, but not limited to, securities fraud claims, shareholder direct claims, and shareholder derivative claims, except to the extent resulting from the gross negligence or willful misconduct on the part of NPLH or any Affiliate.

Portions of the exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the

Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

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13.2Indemnification by Everest. Everest shall indemnify, defend and hold NPLH, its Affiliates, and their respective officers, directors, agents and employees (“NPLH Indemnities”) harmless from and against any Claims arising under or related to this Agreement against them to the extent arising or resulting from:

(a)the material breach by Everest of this Agreement;

(b)the gross negligence or willful misconduct on the part of Everest or its Affiliates or its or their respective officers, directors, agents or employees in performing its obligations under this Agreement; or

(c)the Exploitation by Everest or any of its Affiliates or its or their Sublicensees or its or their distributors or contractors of the Compound or the Licensed Products in the Territory;

except, in each case (a), (b) and (c) above, those Claims for which NPLH has an obligation to indemnify Everest pursuant to Section 13.1 (Indemnification by NPLH) hereof or, to the extent such Claims result from the material breach by NPLH of any covenant, representation (other than the representation set forth in Section 12.3(d), warranty or other agreement made by NPLH in this Agreement or the negligence or willful misconduct of any NPLH Indemnitee.  Notwithstanding the above, Everest will have no obligation to defend or indemnify NPLH or its Affiliates for any claim brought by a shareholder or a class of shareholders of NPLH or its Affiliates including, but not limited to, securities fraud claims, shareholder direct claims, and shareholder derivative claims, except to the extent resulting from the gross negligence or willful misconduct on the part of Everest or any Affiliate.

13.3Indemnification Procedure

(a)Notice of Claim.  All indemnification claims in respect of a Party, its Affiliates or their respective directors, officers, employees and agents shall be made solely by such Party to this Agreement (the “Indemnified Party”).  The Indemnified Party shall give the other Party (the “Indemnifying Party”) a prompt written notice (an “Indemnification Claim Notice”) of any Claims or discovery of fact upon which such Indemnified Party intends to base a request for indemnification under this ARTICLE 13 (Indemnification; Liability), but in no event shall the Indemnifying Party be liable for any Claims to the extent that such Claims result from any delay in providing such notice.  Each Indemnification Claim Notice must contain a description of the Claim and the nature and amount of such Claim (to the extent that the nature and amount of such Claim is known at such time).

(b)Control of Defense.  The Indemnifying Party shall have the right to assume the defense of any Claim by giving written notice to the Indemnified Party within [***] days after the Indemnifying Party’s receipt of an Indemnification Claim Notice.  The assumption of the defense of a Claim by the Indemnifying Party shall not be construed as an acknowledgment that the Indemnifying Party is liable to indemnify the Indemnified Party in respect of the Claim, nor shall it constitute a waiver by the Indemnifying Party of any defenses it may assert against the Indemnified Party’s claim for indemnification.  Upon assuming the defense of a Claim, the Indemnifying Party may appoint as lead counsel in the defense of the

Portions of the exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the

Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

CONFIDENTIAL TREATMENT REQUESTED

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Claim any legal counsel selected by the Indemnifying Party; provided that it obtains the prior written consent of the Indemnified Party (which consent shall not be unreasonably withheld, conditioned or delayed).  In the event the Indemnifying Party assumes the defense of a Claim, upon the Indemnifying Party’s relevant notice the Indemnified Party shall immediately deliver to the Indemnifying Party all original notices and documents (including court papers) received by the Indemnified Party in connection with the Claim.  Should the Indemnifying Party assume the defense of a Claim, except as provided in Section 13.3(c) (Right to Participate in Defense), the Indemnifying Party shall not be liable to the Indemnified Party for any legal expenses subsequently incurred by such Indemnified Party in connection with the analysis, defense or settlement of the Claim unless specifically requested and approved in writing by the Indemnifying Party.  In the event that it is ultimately determined that the Indemnifying Party is not obligated to indemnify, defend or hold harmless the Indemnified Party from and against the Claim, the Indemnified Party shall reimburse the Indemnifying Party for any and all reasonable and verifiable out-of-pocket costs and expenses (including attorneys’ fees and costs of suit) incurred by the Indemnifying Party in accordance with this ARTICLE 13 (Indemnification; Liability) in its defense of the Claim.

(c)Right to Participate in Defense.  Any Indemnified Party shall be entitled to participate in the defense of such Claim and to employ counsel of its choice for such purpose; provided, however, that such employment shall be at the Indemnified Party’s sole cost and expense unless (i) the employment thereof has been specifically authorized in writing in advance by the Indemnifying Party (in which case, the defense shall be controlled as provided in Section 13.3(b) (Control of Defense), with such provisions applying mutatis mutandis; (ii) the Indemnifying Party has failed to assume the defense and employ counsel in accordance with Section 13.3(b) (Control of Defense) (in which case the Indemnified Party shall control the defense, with the reasonable out-of-pocket expense with respect thereto borne by the Indemnifying Party); or (iii) the interests of the indemnitee and the Indemnifying Party with respect to such Claim are sufficiently adverse to prohibit the representation by the same counsel of both Parties under Applicable Laws, ethical rules or equitable principles (in which case, the Indemnified Party shall control its defense, with the reasonable out-of-pocket expense with respect thereto borne by the indemnifying Party).

(d)Settlement.  With respect to any Claims relating solely to the payment of money damages in connection with a Claim that shall not result in the applicable indemnitee(s) becoming subject to injunctive or other relief or otherwise adversely affect the business or interests of the Indemnified Party in any manner and as to which the Indemnifying Party shall have acknowledged in writing the obligation to indemnify the applicable indemnitee hereunder, the Indemnifying Party shall have the sole right to consent to the entry of any judgment, enter into any settlement or otherwise dispose of such Claim, on such terms as the Indemnifying Party, in its sole discretion, shall deem appropriate.  With respect to all other Claims in connection with Claims, where the Indemnifying Party has assumed the defense of the Claim in accordance with Section 13.3(b) (Control of Defense), the Indemnifying Party shall have authority to consent to the entry of any judgment, enter into any settlement or otherwise dispose of such Claim; provided, it obtains the prior written consent of the Indemnified Party (which consent shall not be unreasonably withheld, conditioned or delayed).  If the Indemnifying Party does not assume and conduct the defense of a Claim as provided above, the Indemnified Party may defend against

Portions of the exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the

Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

CONFIDENTIAL TREATMENT REQUESTED

Confidential Execution Version

such Claim; provided, that the Indemnified Party shall not settle any Claim without the prior written consent of the Indemnifying Party (which consent shall not be unreasonably withheld, conditioned or delayed).

(e)Cooperation.  If the Indemnifying Party chooses to defend or prosecute any Claim, the Indemnified Party shall and shall cause each indemnitee to, cooperate in the defense or prosecution thereof and furnish such records, information and testimony, provide such witnesses and attend such conferences, discovery proceedings, hearings, trials and appeals as may be reasonably requested by the indemnifying Party in connection therewith.  Such cooperation shall include access during normal business hours afforded to the Indemnifying Party to and reasonable retention by the Indemnified Party of, records and information that are reasonably relevant to such Claim and making the Indemnified Party, the indemnitees and other employees and agents available on a mutually convenient basis to provide additional information and explanation of any material provided hereunder and the indemnifying Party shall reimburse the Indemnified Party for all of its, its Affiliates’ and its and their (sub)licensees’ or their respective directors’, officers’, employees’ and agents’, as applicable, reasonable and verifiable out-of-pocket expenses in connection therewith.

(f)Expenses.  Except as provided above, the costs and expenses, including fees and disbursements of counsel, incurred by the Indemnified Party and its Affiliates and its and their sublicensees and their respective directors, officers, employees and agents, as applicable, in connection with any Claim shall be reimbursed on a Calendar Quarter basis by the Indemnifying Party, without prejudice to the Indemnifying Party’s right to contest the Indemnified Party’s right to indemnification and subject to refund in the event the indemnifying Party is ultimately held not to be obligated to indemnify the Indemnified Party.

13.4Mitigation of Loss.  Each Indemnified Party will take and will procure that its Affiliates take all such reasonable steps and action as are reasonably necessary or as the Indemnifying Party may reasonably require in order to mitigate any Claims (or potential losses or damages) under this ARTICLE 13 (Indemnification; Liability).  Nothing in this Agreement shall or shall be deemed to relieve any Party of any common law or other duty to mitigate any losses incurred by it.

13.5Special, Indirect and Other Losses. EXCEPT IN THE EVENT OF A BREACH OF SECTION 2.7 (NON-DIVERSION), SECTION 2.8 (NON-COMPETE) OR ARTICLE 10 (CONFIDENTIALITY; PUBLICATION), NEITHER PARTY SHALL BE ENTITLED TO RECOVER FROM THE OTHER PARTY ANY SPECIAL, INCIDENTAL, CONSEQUENTIAL OR PUNITIVE DAMAGES IN CONNECTION WITH THIS AGREEMENT OR ANY LICENSE GRANTED HEREUNDER; provided, however, that this Section 13.5 shall not be construed to limit either Party’s indemnification obligations under Section 13.1 (Indemnification by NPLH) or Section 13.2 (Indemnification by Everest), as applicable.

13.6Insurance.  Each Party, at its own expense, shall maintain product liability and other appropriate insurance (or self-insure) in an amount consistent with sound business practice and reasonable in light of its obligations under this Agreement during the Term.  Each Party shall

Portions of the exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the

Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

CONFIDENTIAL TREATMENT REQUESTED

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provide a certificate of insurance (or evidence of self-insurance) evidencing such coverage to the other Party upon request.

ARTICLE 14
GENERAL PROVISIONS

14.1Governing Law. This Agreement shall be governed by and construed in accordance with the law of [***].

14.2Assignment.

(a)Except as expressly provided hereunder, neither this Agreement nor any rights or obligations hereunder may be assigned or otherwise transferred by either Party without the prior written consent of the other Party (which consent shall not be unreasonably withheld); provided that either Party may assign or otherwise transfer this Agreement and its rights and obligations hereunder without the other Party’s consent: (a) in connection with the transfer or sale of all or substantially all of the business or assets of such Party to which this Agreement relates to a Third Party, whether by merger, consolidation, divesture, restructure, sale of stock, sale of assets or otherwise; provided that in the event of any such transaction (whether this Agreement is actually assigned or is assumed by the acquiring party by operation of law (e.g., in the context of a reverse triangular merger)), intellectual property rights of the acquiring party to such transaction (if other than one of the Parties to this Agreement) and its Affiliates existing prior to the transaction shall not be included in the technology licensed hereunder; or (b) to an Affiliate, provided that the assigning Party shall remain liable and responsible to the non-assigning Party hereto for the performance and observance of all such duties and obligations by such Affiliate; and provided,  further, that in any such case the assigning Party shall provide written notice to the other Party  within [***] calendar days after such assignment or transfer. The rights and obligations of the Parties under this Agreement shall be binding upon and inure to the benefit of the successors and permitted assigns of the Parties, and the name of a Party appearing herein will be deemed to include the name of such Party’s successors and permitted assigns to the extent necessary to carry out the intent of this section.  Any assignment not in accordance with this Section 14.2 (Assignment) shall be null and void.

(b)The rights to Information, materials and intellectual property:

(1)Controlled by a Third Party permitted assignee of a Party that immediately prior to such assignment (other than as a result of a license or other grant of rights, covenant or assignment by such Party or its Affiliates to, or for the benefit of, such Third Party); or

(2)Controlled by an Affiliate of a Party that becomes an Affiliate through any Change of Control of such Party that were Controlled by such Affiliate (and not such Party) immediately prior to such Change of Control (other than as a result of a license or other grant of rights, covenant or assignment by such Party or its other Affiliates to, or for the benefit of, such Affiliate);

Portions of the exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the

Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

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shall, in each of cases (1) and (2) above, be automatically excluded from the rights licensed or granted to the other Party under this Agreement.

14.3Entire Agreement; Modification.  This Agreement is both a final expression of the Parties’ agreement and a complete and exclusive statement with respect to all of its terms.  This Agreement supersedes all prior and contemporaneous agreements and communications, whether oral, written or otherwise, concerning any and all matters contained herein.  No amendment, modification, release or discharge shall be binding on the Parties unless in writing and duly executed by authorized representatives of each of NPLH and Everest; provided that, pursuant to the definition of “Spero Trademarks” herein, NPLH or Spero Parent may designate in a writing to Everest from time to time such other Trademarks, names and logos as NPLH or Spero Parent, as the case may be, may reasonably determine.  In the event of any inconsistencies between this Agreement and any schedules or other attachments hereto, the terms of this Agreement shall control.

14.4Relationship among the Parties.  The Parties’ relationship with one another, as established by this Agreement, is solely that of independent contractors.  This Agreement does not create any partnership, joint venture or similar business relationship between the Parties.  Neither Party is a legal representative of the other Party.  Neither Party can assume or create any obligation, representation, warranty or guarantee, express or implied, on behalf of the other Party for any purpose whatsoever.  All persons employed by a Party shall be employees of such Party and not of the other Party and all costs and obligations incurred by reason of any such employment shall be for the account and expense of such first Party.

14.5Non-Waiver.  The failure of a Party to insist upon strict performance of any provision of this Agreement or to exercise any right arising out of this Agreement shall neither impair that provision or right nor constitute a waiver of that provision or right, in whole or in part, in that instance or in any other instance.  Any waiver by a Party of a particular provision or right shall be in writing, shall be as to a particular matter and, if applicable, for a particular period of time and shall be signed by such Party.  The rights and remedies provided herein are cumulative and do not exclude any other right or remedy provided by Applicable Law or otherwise available except as expressly set forth herein.

14.6Force Majeure.  Neither Party shall be held liable or responsible to the other Party or be deemed to have defaulted under or breached this Agreement for failure or delay in fulfilling or performing any term of this Agreement (other than an obligation to make payments) when such failure or delay is caused by or results from events beyond the reasonable control of the non-performing Party, including fires, floods, earthquakes, hurricanes, embargoes, shortages, epidemics, quarantines, war, acts of war (whether war be declared or not), terrorist acts, insurrections, riots, civil commotion, strikes, lockouts or other labor disturbances (whether involving the workforce of the non-performing Party or of any other Person), acts of God or acts, omissions or delays in acting by any governmental authority (including expropriation, seizure of works, requisition, nationalization, exercise of march-in rights or compulsory licensing, except to the extent such delay results from the breach by the non-performing Party or any of its Affiliates of any term or condition of this Agreement) and any material change in the Applicable Laws of a Regulatory Authority that results in a development, clinical or regulatory delay of [***] Business

Portions of the exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the

Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

CONFIDENTIAL TREATMENT REQUESTED

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Days of more.  The non-performing Party shall notify the other Party of such force majeure within [***] Business Days after such occurrence by giving written notice to the other Party stating the nature of the event, its anticipated duration and any action being taken to avoid or minimize its effect.  The suspension of performance shall be of no greater scope and no longer duration than is necessary and the non-performing Party shall use Commercially Reasonable Efforts to remedy its inability to perform.

14.7Export Control.  This Agreement is made subject to any restrictions concerning the export of products or technical information from the United States or other countries that may be imposed on the Parties from time to time.  Each Party agrees that it will not export, directly or indirectly, any technical information acquired from the other Party under this Agreement or any products using such technical information to a location or in a manner that at the time of export requires an export license or other governmental approval, without first obtaining the written consent to do so from the appropriate agency or other governmental entity in accordance with Applicable Laws. NPLH hereby undertakes to use Commercially Reasonable Efforts to obtain necessary licenses (if required) for exporting the Compound, the Licensed Products and the Licensed Technology from the United States or other countries.

14.8Severability.  If any provision of this Agreement is held to be illegal, invalid or unenforceable under any present or future law and if the rights or obligations of either Party under this Agreement will not be materially and adversely affected thereby:  (a) such provision shall be fully severable; (b) this Agreement shall be construed and enforced as if such illegal, invalid or unenforceable provision had never comprised a part hereof; (c) the remaining provisions of this Agreement shall remain in full force and effect and shall not be affected by the illegal, invalid or unenforceable provision or by its severance here from; and (d) in lieu of such illegal, invalid or unenforceable provision, there shall be added automatically as a part of this Agreement a legal, valid and enforceable provision as similar in terms to such illegal, invalid or unenforceable provision as may be possible and reasonably acceptable to the Parties.  To the fullest extent permitted by Applicable Laws, each Party hereby waives any provision of law that would render any provision hereof illegal, invalid or unenforceable in any respect.

14.9Notices.  Any notice to be given under this Agreement must be in writing and delivered either (a) in person, (b) by air mail (postage prepaid) requiring return receipt, (c) by overnight courier, or (d) by e-mail with delivery and return receipts requested and confirmation of delivery thereafter, to the Party to be notified at its address(es) given below, or at any address such Party may designate by prior written notice to the other.  Notice shall be deemed sufficiently given for all purposes upon the earliest of: (i) the date of actual receipt; (ii) if air mailed, [***] days after the date of postmark; (iii) if delivered by overnight courier, the next day the overnight courier regularly makes deliveries or (iv) if sent by e-mail, the date of confirmation of receipt.

If to NPLH, Potentiator or Spero Parent:

Spero Therapeutics, Inc.

675 Massachusetts Avenue, 14th Floor

Cambridge MA 02139

Portions of the exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the

Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

CONFIDENTIAL TREATMENT REQUESTED

Confidential Execution Version

Attention:   Ankit Mahadevia, President and CEO

Email: [***]

with a copy (which shall not constitute notice) to:

Mintz Levin Cohn Ferris Glovsky and Popeo, P.C.

One Financial Center, 40th Floor

Boston, MA 02111

Attention:  Lewis J. Geffen

Email:  [***]

If to Everest:

Suite 3307, Two Exchange Square

8 Connaught Place, Central

Hong Kong

Attention: Oak Ma

Fax: [***]

With a copy to:

Morrison & Foerster

33/F, Edinburgh Tower, The Landmark

15 Queen’s Road Central

Hong Kong

Attention:  Chuan Sun

Facsimile: [***]

14.10Dispute Resolution.

(a)Except as provided in Section 3.3(a) or Excluded Claims as set forth in subsection 14.10(g) below, if a dispute arises within the JDC with respect to any decision under the jurisdiction of the JDC that remains unresolved pursuant to Section 3.3 (JDC Decision-Making) or otherwise between the Parties in connection with or relating to this Agreement or any document or instrument delivered in connection herewith (collectively, a “Dispute”), then either Party shall have the right to refer such Dispute to the Senior Officers for attempted resolution by good faith negotiations during a period of [***] Business Days.  Any final decision mutually agreed to in writing by the Senior Officers shall be conclusive and binding on the Parties.

(b)The Senior Officers shall negotiate in good faith and use reasonable efforts to settle any Dispute arising from or related to this Agreement or the breach thereof within such [***] Business-Day period.  Subject to Section 14.10(h) (Dispute Resolution - subsection (h)), in the event the Senior Officers cannot fully resolve or settle such Dispute within such period, and a Party wishes to pursue the matter further, each such Dispute that is not an Excluded Claim (defined in Section 14.10(g) (Dispute Resolution - subsection (g)) below) shall

Portions of the exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the

Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

CONFIDENTIAL TREATMENT REQUESTED

Confidential Execution Version

be finally resolved by binding arbitration administered by the [***] arbitration rules then in effect.

(c)The arbitration shall be conducted by a panel of three (3) neutral arbitrators experienced in the pharmaceutical business, none of whom shall be a current or former employee or director, or a current stockholder, of either Party or any of their respective Affiliates or any Sublicensee.  Within [***] days after initiation of arbitration, each Party shall select [***] person to act as arbitrator and the [***] Party-selected arbitrators shall select a [***] arbitrator within [***] days of their appointment.  If the arbitrators selected by the Parties are unable or fail to agree upon the [***] arbitrator, the [***] arbitrator shall be appointed by [***]  (or its successor entity) in accordance with the then-current [***] arbitration rules, except as modified in this Agreement.  The place of arbitration shall be in [***], and all proceedings and communications shall be in English.  The procedures for the taking of evidence shall be governed by the [***].  The decision or award rendered by the Arbitrators shall be final, binding, conclusive and non-appealable, and judgment may be entered upon it in accordance with Applicable Laws in the [***] or any other court of competent jurisdiction.

(d)Either Party may apply to the arbitrators for interim injunctive relief until the arbitration award is rendered or the controversy is otherwise resolved.  The arbitrators’ authority to award punitive or any other type of damages not measured by a Party’s compensatory damages shall be subject to the limitation set forth in Section 13.5 (Special, Indirect and Other Losses).  Each Party shall bear its own costs and expenses and attorneys’ fees and an equal share of the arbitrators’ fees and any administrative fees of arbitration.

(e)Except to the extent necessary to confirm or enforce an award or as may be required by law, neither Party nor an arbitrator may disclose the existence, content, or results of an arbitration without the prior written consent of the other Party.  In no event shall an arbitration be initiated after the date when commencement of a legal or equitable proceeding based on the dispute, controversy or claim would be barred by the applicable [***] statute of limitations.

(f)The Parties agree that, in the event of a dispute over the nature or quality of performance under this Agreement, neither Party may terminate this Agreement until final resolution of the dispute through arbitration or other judicial determination.  The Parties further agree that any payments made pursuant to this Agreement pending resolution of the dispute shall be refunded if an arbitrator or court determines that such payments are not due.

(g)As used in this Section, the term “Excluded Claim” means a dispute, controversy or claim that concerns the construction, scope, validity, enforceability, inventorship or infringement of a patent, patent application, trademark or copyright.

(h)Nothing contained in this Agreement shall deny either Party the right to seek injunctive or other equitable relief from a court of competent jurisdiction in the context of a bona fide emergency or prospective irreparable harm, and such an action may be filed and maintained notwithstanding any ongoing discussions between the Parties or any ongoing arbitration proceeding.  In addition, either Party may bring an action in any court of competent

Portions of the exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the

Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

CONFIDENTIAL TREATMENT REQUESTED

Confidential Execution Version

jurisdiction to resolve disputes pertaining to the construction, scope, validity, enforceability, inventorship or infringement of a patent, patent application, trademark or copyright, and no such claim shall be subject to arbitration pursuant to subsections (b) and (c) of this Section 14.10 (Dispute Resolution).  Both Parties agree to waive any requirement that the other (i) post a bond or other security as a condition for obtaining any such relief; or (ii) show irreparable harm, balancing of harms, consideration of the public interest or inadequacy of monetary damages as a remedy.

14.11Performance by Affiliates.  Each Party may discharge any obligations and exercise any rights hereunder through any of its Affiliates, including without limitation the obligations of NPLH may be fulfilled by employees of Spero Parent.  Each Party hereby guarantees the performance by its Affiliates of such Party’s obligations under this Agreement, and shall cause its Affiliates to comply with the provisions of this Agreement in connection with such performance.  Any breach by a Party’s Affiliate of any of such Party’s obligations under this Agreement shall be deemed a breach by such Party, and the other Party may proceed directly against such Party without any obligation to first proceed against such Party’s Affiliate.

14.12Headings.  The captions to the several Articles, Sections and subsections hereof are not a part of this Agreement, but are merely for convenience to assist in locating and reading the several Articles and Sections hereof.

14.13Waiver of Rule of Construction.  Each Party has had the opportunity to consult with counsel in connection with the review, drafting and negotiation of this Agreement.  Accordingly, the rule of construction that any ambiguity in this Agreement shall be construed against the drafting Party shall not apply.

14.14Business Day Requirements.  In the event that any notice or other action or omission is required to be taken by a Party under this Agreement on a day that is not a Business Day then such notice or other action or omission shall be deemed to require to be taken on the next occurring Business Day.

14.15English Language.  This Agreement has been prepared in the English language, and the English language shall control its interpretation.  In addition, all notices required or permitted to be given hereunder, and all written, electronic, oral or other communications between the Parties regarding this Agreement shall be in the English language

14.16No Benefit to Third Parties.  Except as provided in ARTICLE 13 (Indemnification; Liability), the covenants and agreements set forth in this Agreement are for the sole benefit of the Parties hereto and their successors and permitted assigns and they shall not be construed as conferring any rights on any other Persons.

14.17Further Assurances.  Each Party shall duly execute and deliver, or cause to be duly executed and delivered, such further instruments and do and cause to be done such further acts and things, including the filing of such assignments, agreements, documents and instruments, as may be necessary or as the other Party may reasonably request in connection with this Agreement or to carry out more effectively the provisions and purposes hereof or to better assure and confirm unto such other Party its rights and remedies under this Agreement.

Portions of the exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the

Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

CONFIDENTIAL TREATMENT REQUESTED

Confidential Execution Version

14.18Counterparts.  This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument

{Remainder of page intentionally left blank}

Portions of the exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the

Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

CONFIDENTIAL TREATMENT REQUESTED

Confidential Execution Version

IN WITNESS WHEREOF, the Parties intending to be bound have caused this License Agreement to be executed by their duly authorized representatives.

Everest Medicines II Limited By: /s/ Fu Wei_______________ Name: Fu Wei_______________ Title: Director__ _____________ Date: 1/4/2019 ______________	New Pharma License Holdings, Limited By: /s/ Ankit Mahadevia_______ Name: Ankit Mahadevia_______ Title: Director _______________ Date: 1/4/2019_______________
Solely for the purpose of Sections 2.3(d) and 2.12 Spero Potentiator, Inc. By: /s/ Ankit Mahadevia_______ Name: Ankit Mahadevia_______ Title: Chief Executive Officer___ Date: 1/4/2019_______________

Portions of the exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the

Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

List of Exhibits

Exhibit A:Licensed Patents Existing as of the Effective Date

Reference	Territory	Application No.	Publication No.	Status	Filing Date	Assignee
[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
	[***]	[***]	[***]	[***]	[***]	[***]
	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
	[***]	[***]	[***]	[***]	[***]	[***]
	[***]	[***]	[***]	[***]	[***]	[***]
[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]

Portions of the exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the

Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

Exhibit B:Spero Trademarks

JURISDICTION	[***]
SERIAL NUMBER	[***]
MARK INFORMATION
*MARK	[***]
STANDARD CHARACTERS	[***]
USPTO-GENERATED IMAGE	[***]
LITERAL ELEMENT	[***]
MARK STATEMENT	[***]

JURISDICTION	[***]
SERIAL NUMBER	[***]
MARK INFORMATION
*MARK	[***]
SPECIAL FORM	[***]
USPTO-GENERATED IMAGE	[***]
COLOR MARK	[***]
*DESCRIPTION OF THE MARK (and Color Location, if applicable)	[***]

hk-200305

Exhibit C:SPR206

Exhibit D:SPR741

hk-200305

Exhibit E: Initial Development Plan

[***, 4 pages]

84849401v.1

Portions of the exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the

Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.